As filed with the Securities and Exchange Commission on December 15, 2017
Securities Act Registration No. 333-
Investment Act Registration No. 811-23318

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	AMENDMENT NO.

______________________

Tortoise Tax-Advantaged Essential Assets Interval Fund, Inc.
Registrant Exact Name as Specified in Charter
______________________

11550 Ash Street, Suite 300
Leawood, Kansas 66211
(Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(913) 981-1020
Registrant’s Telephone Number, including Area Code
______________________

Jeremy Goff
11550 Ash Street, Suite 300
Leawood, Kansas 66211
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
______________________

Copies of Communications to:

Rajib Chanda
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, D.C. 20001

______________________

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.
☐	Check box if any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan.
It is proposed that this filing will become effective (check appropriate box)
☐	When declared effective pursuant to section 8(c)

______________________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
		Proposed	Proposed
	Amount	Maximum	Maximum	Amount of
Title of Securities	Being	Offering Price	Aggregate	Registration
Being Registered	Registered	Per Unit	Offering Price(1)	Fee(2)
Common stock, $0.001 par value per share			$1,000,000	$124.50
(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Paid herewith.

______________________

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

SUBJECT TO COMPLETION
Preliminary Prospectus dated       , 2018

TORTOISE TAX-ADVANTAGED ESSENTIAL ASSETS INTERVAL FUND, INC.

Institutional Class I Common Stock

The Fund. Tortoise Tax-Advantaged Essential Assets Interval Fund, Inc. (the “Fund”), a Maryland corporation, is a newly organized, non-diversified, closed-end management investment company that continuously offers shares of Institutional Class I Common Stock (the “Common Shares” or “Class I Shares”) and is operated as an “interval fund.”

Investment Objective. The Fund’s investment objective is to seek to generate attractive total return with an emphasis on tax-advantaged income. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies. The Fund seeks to achieve its investment objective by pursuing investment opportunities expected to be primarily comprised of direct and non-direct origination of Municipal-Related Securities (as defined below).

Under normal circumstances, the Fund will invest primarily in securities and obligations related to essential assets and services (i) issued for projects such as charter schools, student housing, healthcare facilities, human services providers, infrastructure projects, and senior living and other housings and (ii) issued by or on behalf of governmental entities or other qualifying issuers of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ((i) and (ii) collectively, “Municipal-Related Securities”). To the extent the Fund purchases a security issued by or on behalf of an obligor in a municipal-related economic sector (such as education, healthcare, housing, and infrastructure/project finance) it will be considered a Municipal-Related Security. The Fund is not required to invest in all such types of Municipal-Related Securities at all times. As the Fund will be opportunistic in its approach to investing, the Fund expects that a majority of its income will consist of tax-exempt interest for U.S. federal income tax purposes.

Under current market conditions, it is anticipated that the Fund will primarily invest in directly originated Municipal-Related Securities. Directly originated Municipal-Related Securities represent obligations of municipal issuers, which may include private non-profit, 501(c)(3), for-profit or governmental entities, structured directly by a single purchaser, or a limited number of institutional purchasers, and the issuer and are typically not rated by credit rating agencies.

(continued on next page)

———————————

Investing in the Fund’s Common Shares involves certain risks. See “Risk Factors” beginning on page 30 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Maximum
	Offering	Sales	Proceeds to
	Amount	Load	Fund(1)
Institutional Class I Common Stock	$	None	$

(1)	Offering and organizational expenses are estimated to be approximately $ .

———————————

Prospectus dated           , 2018.

Interval Fund/Repurchase Offers. The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board of Directors (the “Board” or the “Board of Directors”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted.

Risks. Investing in the Fund involves a high degree of risk. In particular:

● The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

● The Fund will ordinarily accrue and pay distributions from its net investment income, if any, once a quarter; however, the amount of distributions that the Fund may pay, if any, is uncertain.

● Investors will pay offering and organizational expenses. The Fund will have to receive a total return at least in excess of these expenses for you to receive an actual return on your investment.

● The Common Shares have no history of public trading, nor is it intended that the Common Shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Common Shares, liquidity for the Common Shares will be provided only through repurchase offers of Common Shares at net asset value, and there is no guarantee that an investor will be able to sell all the Common Shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be illiquid. Investing in the Common Shares may be speculative and involves a high degree of risk, including the risks associated with leverage. See “Risk Factors” below in this prospectus.

Leverage. Under current market conditions, the Fund does not currently anticipate utilizing leverage. However, the Fund in the future may borrow money and issue preferred shares and debt securities that represent the leveraging of our Common Shares to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). We consider market conditions at the time leverage is incurred and monitor for asset coverage ratios relative to 1940 Act requirements and our financial covenants on an ongoing basis. The timing and terms of any leverage transactions will be determined by our Board of Directors. See “Leverage” and “Risk Factors—Leverage Risk.”

Investment Adviser. Our investment adviser is Tortoise Credit Strategies, LLC (the “Adviser”), a registered investment adviser specializing in actively managing portfolios of fixed income securities. Our Adviser will be responsible for overseeing our overall investment strategy and its implementation. Through its family of companies, including the Adviser, Tortoise Investments, LLC (“Tortoise”) provides investors access to essential assets and essential income solutions. Tortoise’s business is rooted in more than a decade of leadership and expertise in essential asset and income investing offered through a variety of vehicles. Over time, Tortoise has enhanced and expanded its innovative product offerings, while staying true to its quality approach and focus. Tortoise, through its family of registered investment advisers, had $20.2 billion assets under advisement as of September 30, 2017.

This prospectus sets forth the information about the Fund that you should know before investing. You should read this prospectus before deciding whether to invest in our securities. You should retain this prospectus for future reference. A statement of additional information, dated          , 2018, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 67 of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free at (866) 362-9331 or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our annual, semi-annual and quarterly reports and the statement of additional information also will be available on our Adviser’s website at http://www.tortoisecredit.com. Information included on such website does not form part of this prospectus. You can review and copy documents that we have filed with the SEC at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The SEC charges a fee for copies. You can get the same information for free on the EDGAR database, including other material incorporated by reference into this prospectus, from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F. Street, N.E., Room 1580, Washington, D.C. 20549.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” “could,” “should” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities and other investments that we hold from time to time; the time necessary to fully invest the proceeds of this offering; the conditions in the U.S. and international financial, lending, municipal and other markets; and other factors.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended.

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

-i-

TABLE OF CONTENTS

Prospectus Summary	1
Summary of Fund Expenses	19
The Fund	21
Use of Proceeds	21
Investment Objective and Principal Investment Strategies	21
Risk Factors	30
Leverage	44
Management of the Fund	45
Purchase of Common Shares	49
Periodic Repurchase Offers	53
Determination of Net Asset Value	56
Distributions	57
Automatic Distribution Reinvestment Plan	58
Description of Securities	59
Certain Provisions in Our Charter and Bylaws	61
Tax Considerations	63
Administrator, Custodian and Fund Accountant	66
Legal Matters	66
Available Information	66
Table of Contents of the Statement of Additional Information	67

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

-ii-

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this prospectus relating to Tortoise Tax-Advantaged Essential Assets Interval Fund, Inc. (the “Fund”). This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (the “SAI”).

The Fund

Tortoise Tax-Advantaged Essential Assets Interval Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company and is operated as an “interval fund.” Throughout the prospectus, we refer to Tortoise Tax-Advantaged Essential Assets Interval Fund, Inc. simply as the “Fund,” “we,” “us” or “our.” See “The Fund.”

The Offering

The Fund continuously offers shares of Institutional Class I Common Stock (the “Common Shares” or “Class I Shares”). The Fund has applied for exemptive relief from the Securities and Exchange Commission (the “SEC”) that will permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees; there is no assurance, however, that the relief will be granted. Until the Fund receives such exemptive relief, the Fund will only offer Class I Shares. Upon receiving the exemptive relief, the Fund may offer additional classes of common shares.

The Common Shares will be offered on a continuous basis at net asset value (“NAV”) per share. The Fund and the Distributor (as defined below) reserve the right to reject a purchase order for any reason. Holders of Common Shares (“Common Shareholders”) will not have the right to redeem their Common Shares. However, as described below, in order to provide some liquidity to Common Shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Common Shares.

Minimum Investment

The minimum initial investment for the Common Shares is $      per account and the minimum subsequent investment in the Fund per account is $     , except that the minimum investment may be modified or waived by the Fund or the Adviser.

Investment Objective

The Fund’s investment objective is to seek to generate attractive total return with an emphasis on tax-advantaged income. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Directors (the “Board” or the “Board of Directors”) without the approval of the holders of a majority of the outstanding Common Shares or preferred stock, if any.

Investment Strategies

The Fund seeks to achieve its investment objective by pursuing investment opportunities expected to be primarily comprised of direct and non-direct origination of Municipal-Related Securities (as defined below).

Under normal circumstances, the Fund will invest primarily in securities and obligations related to essential assets and services (i) issued for projects such as charter schools, student housing, healthcare facilities, human services providers, infrastructure projects, and senior living and other housings and (ii) issued by or on behalf of governmental entities or other qualifying issuers of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ((i) and (ii) collectively, “Municipal-Related Securities”). To the extent the Fund purchases a security issued by or on behalf of an obligor in a municipal-related economic sector (such as education, healthcare, housing, and infrastructure/project finance) it will be considered a Municipal-Related Security. The Fund is not required to invest in all such types of Municipal-Related Securities at all times. As the Fund will be opportunistic in its approach to investing, the Fund expects that a majority of its income will consist of tax-exempt interest for U.S. federal income tax purposes.

The Fund may also invest up to 20% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, and exchange-traded funds (ETFs) to gain exposure to the municipal market.

In addition, the Fund may also invest up to 20% of its total assets in non-Municipal-Related Securities.

Currently, we expect that our investments in directly originated Municipal-Related Securities will consist primarily of unrated securities related to essential industries, such as education, healthcare, industrial infrastructure/project finance and housing.

Under current market conditions, it is anticipated that the Fund will primarily invest in directly originated Municipal-Related Securities. Directly originated Municipal-Related Securities represent obligations of municipal issuers, which may include private non-profit, 501(c)(3), for-profit or governmental entities, structured directly by a single purchaser, or a limited number of institutional purchasers, and the issuer and are typically not rated by credit rating agencies.

Private issuers of municipal securities in the education sector include PreK-12, post-secondary, job training institutions (including private, parochial, charter, vo-tech (vocational and technical), community/junior colleges, and small private colleges and universities). Private issuers of municipal securities in the healthcare sector include senior care and housing, hospitals/medical care providers (including rehab, psychiatric, substance-abuse) and long-term care facilities (including the entire continuum from independent living to assisted living to skilled nursing, palliative care and hospice). Private issuers of municipal securities in the industrial and infrastructure sectors include industrial plants/projects (including solid waste disposal, recycling, and waste-to-energy). Private issuers of municipal securities in the housing sector include seniors, students, affordable (including apartments, multi-family, and single family), military, and mobile-home parks builders and operators.

The Fund may invest in debt securities of any maturity and credit quality but expects to primarily invest in “high yield” Municipal-Related Securities under normal market conditions. High yield Municipal-Related Securities, also commonly referred to as “junk” bonds, are securities rated at the time of investment either BB+, Ba1 or below (or an equivalent rating) by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser (as defined below) to be of comparable credit quality.

The Fund may, directly or indirectly, use various derivative instruments including, but not limited to, options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit default swaps, interest rate swaps and other swap agreements primarily for hedging and risk management purposes.

Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to Common Shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board of Directors, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. The Fund will make quarterly repurchase offers. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Common Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Common Shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”).

The Fund may impose a repurchase fee of up to 2.00% on Common Shares that are accepted for repurchase by the Fund. The Fund has elected not to impose the repurchase fee on repurchases of Common Shares acquired through the reinvestment of distributions.

The Fund’s Common Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Common Shares. Accordingly, you may not be able to sell Common Shares when and/or in the amount that you desire. Thus, the Common Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Common Shareholders to special risks. See “Risks — Repurchase Offers Risk.”

Leverage

Under current market conditions, the Fund does not anticipate utilizing leverage. However, the Fund in the future may borrow money and issue preferred stock and debt securities that represent the leveraging of our Common Shares to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). We consider market conditions at the time leverage is incurred and monitor for asset coverage ratios relative to 1940 Act requirements and our financial covenants on an ongoing basis. The timing and terms of any leverage transactions will be determined by our Board of Directors. In addition, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and may increase during periods of declining market prices of our portfolio holdings. See “Leverage” and “Risks—Leverage Risk.”

Distributions

The Fund intends to distribute substantially all of its net investment income to Common Shareholders in the form of distributions. The Fund intends to pay distributions on a quarterly basis to Common Shareholders of record. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Cash distributions to holders of our Common Shares will be automatically reinvested under our Automatic Distribution Reinvestment Plan (“DRIP” or the “Plan”) in additional whole and fractional shares unless the shareholder elects to “opt-out” and receive cash. See “Distributions” and “Automatic Distribution Reinvestment Plan.”

Adviser

We have entered into an investment advisory agreement with Tortoise Credit Strategies, LLC (the “Adviser”), a registered investment adviser specializing in actively managing portfolios of fixed income securities, pursuant to which it will serve as our investment adviser (the “Advisory Agreement”). Our Adviser will be responsible for overseeing our overall investment strategy and its implementation. Through its family of companies, including the Adviser, Tortoise Investments, LLC (“Tortoise”) provides investors access to essential assets and essential income solutions. Tortoise’s business is rooted in more than a decade of leadership and expertise in essential asset and income investing offered through a variety of vehicles. Over time, Tortoise has enhanced and expanded its innovative product offerings, while staying true to its quality approach and focus. Tortoise, through its family of registered investment advisers, had $20.2 billion assets under advisement as of September 30, 2017.

Under the Advisory Agreement, we pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to      % of our average monthly total assets. “Total assets” includes any assets obtained through leverage.

Administrator

          will serve as the Fund’s administrator and provide certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. The Fund will pay the administrator a monthly fee computed at an annual rate of           %. See “Administrator, Custodian and Fund Accountant.”

Custodian and Fund Accountant	will serve as the Fund’s custodian. will serve as the fund accountant. See “Administrator, Custodian and Fund Accountant.”
Distributor

          (the “Distributor”) is the principal underwriter and distributor of the Common Shares and serves in that capacity on a best efforts basis, subject to various conditions. Additional dealers or other financial intermediaries may be appointed by the Distributor.

Unlisted Closed-End Fund Structure; Limited Liquidity

The Fund will not list its Common Shares for trading on any securities exchange. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Common Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Common Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

Allocation of Investment Opportunities

As a general matter, there can be no assurances that all investment opportunities identified as suitable by the Adviser will be made available to the Fund. Tortoise is able to make certain private investments outside the Fund. Consistent with the foregoing, Tortoise expects, from time to time, to be presented with investment opportunities that fall within the investment objective of the Fund and other Tortoise-sponsored investment funds, vehicles and accounts, joint ventures and similar partnerships or arrangements (collectively, “Other Tortoise Accounts”), and in such circumstances, Tortoise will allocate such opportunities (including, subject to the 1940 Act and the exemptive relief described below, any related co-investment opportunities) to the Fund and Other Tortoise Accounts (including, without limitation, an allocation of 100% of such an opportunity to such Other Tortoise Accounts) on a basis that Tortoise determines in its sole discretion to be fair and reasonable in accordance with Tortoise’s allocation policy and procedures.

Further, prospective investors should note that Tortoise may establish additional Other Tortoise Accounts with investment objectives, mandates and policies that are substantially similar to those of the Fund. Tortoise may allocate investment opportunities to such Other Tortoise Accounts, and such Other Tortoise Accounts may compete with the Fund for specific transactions.

Tortoise may give advice and recommend securities to, or buy or sell securities for, the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, Other Tortoise Accounts, even though their investment objectives may be the same as, or similar to, the Fund’s investment objective.

From time to time, Tortoise may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to investors through one or more product structures. Such accounts may also serve the purpose of establishing a performance record for the strategy. Tortoise’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. Tortoise has adopted various policies to mitigate these conflicts, including policies that require Tortoise to avoid favoring any account. Tortoise’s policies also require transactions in proprietary accounts to be placed after client transactions.

To the extent there is a joint transaction among the Fund and Other Tortoise Accounts requiring exemptive relief, the Adviser is seeking an exemptive order from the SEC that will permit the Fund to co-invest with Other Tortoise Accounts; there is no assurance, however, that the relief will be granted. Prior to obtaining exemptive relief, the Adviser intends to co-invest alongside Other Tortoise Accounts only in accordance with existing regulatory guidance.

Risks

No Operating History. The Fund is a non-diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. In addition, there can be no assurance that the Fund will be able to implement its investment strategy and investment approach or achieve its investment objective.

Management Risk. Our ability to achieve our investment objective is directly related to our Adviser’s investment strategies for the Fund. The value of your investment in our common stock may vary with the effectiveness of the research and analysis conducted by our Adviser and its ability to identify and take advantage of attractive investment opportunities. If the investment strategies of our Adviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and we could underperform the market or other funds with similar investment objectives.

Asset Allocation Risk. Our investment performance depends, at least in part, on how the Adviser allocates and reallocates our assets among the various asset classes in which we may invest. Such allocation decisions could cause our investments to be allocated to asset classes that perform poorly or underperform other asset classes or available investments.

Repurchase Offers Risk. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Common Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by (i) holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and (ii) holding back (i.e., not investing) cash from the sale of Common Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income. See “Risk Factors – Repurchase Offers Risk.”

Municipal-Related Securities Risk. The Fund seeks to achieve its investment objective by pursuing investment opportunities expected to be primarily comprised of direct and non-direct origination of Municipal-Related Securities. The Municipal-Related Securities comprising the Fund’s investments will include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public infrastructure and facilities (including housing), essential social, health and/or public service sector programs and initiatives, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of securities are issued by or on behalf of public authorities, for example, to finance privately owned or operated facilities, including in respect of electric energy or gas, sewage, solid waste disposal and other specialized facilities. In addition, other private activity securities, the proceeds of which are used, for example, for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, but current federal tax laws place substantial limitations on the size of such issues. The interest on the Fund’s investments may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of municipal securities are “general obligation” and “revenue” or “special obligation” securities (including private activity securities (“PASs”)).

Municipal-Related Securities may also include securities not issued by or on behalf of a state or territory (or by an agency or instrumentality thereof) if the Adviser determines such securities will pay interest excludable from gross income for purposes of federal income tax and state and local income taxes of the applicable state and/or state and local personal property taxes of the applicable state. Municipal-Related Securities include, for example only, trust certificates or other instruments evidencing interest in one or more long term municipal securities and may also include securities issued by other investment companies that invest in municipal securities, to the extent such investments are permitted by applicable law. Such securities will be considered Municipal-Related Securities for purposes of the Fund’s investment policies.

Actual or potential changes in marginal income tax rates or the elimination of the tax preference for tax-exempt municipal interest income versus currently taxable interest income would have an adverse effect on the Fund’s issuers and the Fund’s performance. In addition, a failure or potential failure of such debt issuances to qualify for tax-exempt treatment may cause the prices of such municipal securities to decline, potentially adversely affecting the value of the Fund’s portfolio, and such a failure could also result in additional taxable income to the Fund and/or its shareholders. In addition, the municipal market is a highly fragmented market that is very technically driven and it is expected that there will be regional variations in economic conditions or supply-demand fundamentals. Further, investment interest and other expenses incurred in respect of the purchase of tax-exempt municipal securities cannot be deducted for federal income tax purposes.

Further, the availability of information in the municipal market is less than in other markets, increasing the difficulty of evaluating and valuing securities. As a result, the investment performance of the Fund may be more dependent on the analytical abilities of the Adviser than if the Fund were a stock fund or a taxable bond fund. As opposed to the majority of municipal securities outstanding, a portion of the municipal securities held by the Fund may be secured by payments to be made by private entities and changes in market conditions affecting such securities, including the downgrade of a private entity obligated to make such payments, which could have a negative impact on the value of the Fund’s investments, the municipal market generally, or the Fund’s performance.

Additional risks for investing in municipal securities depending on the types of each securities include:

●Municipal Notes Risks – Municipal notes are shorter term municipal debt obligations that typically provide interim financing in anticipation of tax collection, bond sales or revenue receipts. To the extent there is a shortfall in the anticipated proceeds, the notes may not be fully repaid by an issuer and the Fund’s returns would be adversely affected.

●PAS Risks – PASs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, typically through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent entity or otherwise secured. PASs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, prospective investors should note that repayment of such securities generally depends on the revenues of a private entity and may be subject to additional risk of non-payment.

●General Obligation Bonds Risks – General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Timely payments by the issuer and the repayment of principal when due depend on its credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including, for example only, potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control.

●Moral Obligation Bonds Risks – Moral obligation bonds are typically issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.

●Municipal Commercial Paper Risks – Municipal commercial paper is typically unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

●Insured Municipal Bonds – The Fund’s investments may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or the Fund purchases the insurance. Although such insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments, such insurance does not protect the Fund or its investors against losses caused by declines in a bond’s market value. Further, the Fund cannot be certain that any insurance company does not make these payments. In addition, if the Fund purchases the insurance, it will bear any related premiums and other related costs, which will reduce the Fund’s returns.

●Build America Bonds – If the Fund holds Build America Bonds, the Fund may be eligible to receive a U.S. federal income tax credit; however, the issuer of a Build America Bond may instead elect to receive a cash payment directly from the federal government in lieu of holders such as the Fund receiving a tax credit. The interest on Build America Bonds is taxable for U.S. federal income tax purposes. If the Fund does receive tax credits from Build America Bonds or other tax credit bonds on one or more specified dates during the Fund’s taxable year, the Fund may elect for U.S. federal income tax purposes to pass through to investors tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Internal Revenue Code of 1986, as amended (the “Code”) as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified zone academy bond, or a qualified school construction bond, each of which must meet certain requirements specified in the Code), a “Build America Bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. If the Fund were to so elect, an investor in the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

See “Risk Factors—Municipal-Related Securities Risk.”

Revenue Bonds Risks. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in certain cases, from the proceeds of a special excise tax or other specific revenue source (for example, payments from the user of the facility being financed) and accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond depends on the economic viability of such facility or such revenue source.

Economic Sector and Geographic Risk. The Fund may invest up to 25% of its total assets in Municipal-Related Securities of issuers in the same state (or U.S. Territory) or in Municipal-Related Securities in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state’s legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. If the Fund does so, this may make it more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Fund’s common shares.

Tax Risk. The Fund expects that a majority of its income will consist of tax-exempt interest for U.S. federal income tax purposes. Interest paid on municipal bonds is generally exempt from regular U.S. federal income tax when received, but may be subject to the alternative minimum tax. Income from the Fund’s investment in municipal bonds could, however, become subject to regular U.S. federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

President Trump and the Republican members of Congress have publicly stated that one of their top legislative priorities is significant reform of the Code, including significant changes to taxation of business entities. Both the House of Representatives and the Senate have passed tax reform legislation under the Tax Cuts and Jobs Act (the “Tax Reform Bill”). While each version of the Tax Reform Bill differs in certain respects, each includes proposals which would fundamentally change the Code. Among the numerous changes included in the House of Representatives and U.S. Senate proposals are the taxation of interest on private activity bonds (and certain other municipal bonds that are currently tax-exempt) that are issued after 2017. The House of Representatives and the Senate have reached an agreement in principle on the final version of the Tax Reform Bill to be considered for enactment, but very few details about such final version are currently available (including the treatment of private activity bonds). Therefore, if the Tax Reform Bill is enacted into law, it is unclear what form it would take. Prospective investors should consult their own tax advisors regarding potential changes in tax laws.

Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from municipal bonds could significantly affect the demand for and supply, liquidity and marketability of municipal bonds. Such changes may affect the valuation of the Fund’s investments and ability to acquire and dispose of municipal bonds at desirable yield and price levels. Investments in taxable municipal bonds and U.S. Treasury (“Treasury”) securities, as well as certain derivatives, would cause the Fund to have taxable investment income. In addition, the Fund may recognize taxable ordinary income from market discount. The Fund may also realize gain on the sale, exchange or other disposition of its securities, which gain will be taxable regardless of whether it is derived from the sale, exchange or other disposition of tax-exempt bonds or taxable securities. Any interest or other expenses incurred for the purchase of tax-exempt municipal bonds cannot be deducted for U.S. federal income tax purposes.

Industry Concentration Risk. The Fund’s investments in Municipal-Related Securities in a certain industry may be adversely affected by political, economic and regulatory developments within that sector, including legislation or litigation that changes the taxation of municipal bonds or the rights of municipal bond holders in the event of a bankruptcy. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on an issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, healthcare or housing), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. From time to time the Fund expects to invest a significant portion of the investment portfolio in issuers within a single industry. If the Fund invests a significant portion of its investment portfolio in issuers within the same industry, an adverse economic, business or political development affecting industry would be expected to affect the value of the Fund’s investments more than if its investments were not so concentrated. To the extent that the Fund invests a significant portion of its assets in the securities of issuers operating principally in a given industry, it will be disproportionally affected by political and economic conditions and developments in that industry, as applicable. See “Risk Factors—Industry Concentration Risk.”

Fixed Income Securities Risk. The Fund’s investments in fixed income securities will be subject to numerous risks set forth throughout this section including, without limitation, interest rate risk, credit risk, and extension and prepayment risk. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s performance is likely to be affected by interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation.

Income Risk. The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. Also, if the Fund invests in inverse floaters, the Fund’s income may decrease if short-term interest rates rise. See “Risk Factors—Income Risk.”

Below Investment Grade, or High Yield, Securities Risk. The Fund is expected to invest in debt securities that may be classified as “higher-yielding” (and, therefore, higher-risk) debt securities. In most cases, such debt will be rated below “investment grade” by rating agencies or will be unrated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings are expected to change, positively or negatively, to reflect developments regarding an issuer’s financial condition. High yield fixed-income securities (including those referred to as “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and expected to be less liquid than investment-grade securities. High yield fixed-income securities involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Issuers issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than issuers with higher credit ratings. Such factors could affect such issuers’ abilities to make interest and principal payments and could cause such issuers to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. High yield fixed-income securities may also not be protected by financial covenants or limitations on additional indebtedness. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The market prices of high yield fixed-income securities (including junk bonds) have historically been less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield fixed-income securities. See “Risk Factors—Below Investment Grade, or High Yield, Securities Risk.”

Investment Grade Debt Obligations Risk. The Fund may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by the Adviser. It should be noted that debt obligations rated in the lowest of the four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. Appendix A to the SAI describes the various ratings assigned to debt obligations by S&P and Moody’s.

Credit Ratings are Not a Guarantee of Quality Risk. Credit ratings of assets represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of quality. A credit rating is not a recommendation to buy, sell or hold assets and may be subject to revision or withdrawal at any time by the assigning rating agency. In the event that a rating assigned to any debt obligation is lowered for any reason, no party is obligated to provide any additional support or credit enhancement with respect to such debt obligation. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value; therefore, ratings may not fully reflect the true risks of an investment. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Consequently, credit ratings of any debt obligation are only a preliminary indicator of investment quality, and not a completely reliable indicator of investment quality. Rating reductions or withdrawals may occur for any number of reasons and may affect numerous assets at a single time or within a short period of time, with material adverse effects upon the debt obligation. It is possible that many credit ratings of assets included in or similar to the debt obligation will be subject to significant or severe adjustments downward. See “Risk Factors—Credit Ratings are Not a Guarantee of Quality Risk.”

Call Risk. Some securities give the issuer the option to “call,” or prepay, the securities before their maturity date. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will call their securities. If a call were exercised by the issuer of a security held by the Fund during a period of declining interest rates, the Fund would determine on a case by case basis whether to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund’s distributions and possibly could affect the Fund’s net asset value. Similar risks exist when the Fund invests the proceeds from matured, traded or prepaid bonds at market interest rates that are below the Fund’s current earnings rate. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

Operating and Financial Risks of Issuers and Impact of Other Issuers. One of the fundamental risks associated with the Fund’s investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Because the Fund may invest its assets in high yield securities, the Fund’s credit risks are greater than those of funds that buy only investment grade securities. Investments in inverse floaters will increase the Fund’s credit risk. The Fund’s return would be adversely impacted if an issuer of debt securities in which the Fund invests becomes unable to make such payments when due. Issuers in which the Fund invests could deteriorate as a result of, among other factors, adverse developments in their businesses, changes in the competitive environment, or an economic downturn. As a result, issuers which the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or to maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, the Fund and other investment funds sponsored by the Adviser may make investments in issuers that have operations and assets in many jurisdictions. It is possible that the activities of one issuer may have adverse consequences on one or more other issuers (including the Fund’s issuers).

Interest Rate Risk. The fair value of investments may be significantly affected by changes in interest rates. As of the date of this prospectus, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinarily accommodative monetary policy initiatives the effect of which is impossible to predict with certainty. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities and accordingly may have a material adverse effect on the Fund’s investment objective. The securities in which the Fund will invest have valuations which are based on numerous factors, including sector fundamentals and specific issuer characteristics. However, such securities are also susceptible to fluctuations in interest rates and the prices of securities can increase when interest rates fall and decline when interest rates rise. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Spread Widening Risks; Discounts to Par. The Fund’s investment strategy with respect to certain types of investments may be based, in part, upon the premise that interests in issuers and/or an issuer’s underlying collateral that are otherwise performing may from time to time be available for participation by the Fund at “discounted” rates or at “undervalued” prices. Purchasing debt instruments and/or other interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities in which the Fund invests may decline substantially. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities. Accordingly, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale. It may not be possible to predict such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the collateral assets underlying debt instruments in which the Fund invests.

Investments in Less Established Issuers. Although from time to time the Fund will seek to make investments in respect of established issuers, the Fund has not established any minimum size for the issuers in which it may invest and is expected to make investments in smaller, less established issuers. For example, such issuers may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. In the case of start-up enterprises, such issuers may not have significant or any operating revenues. Less established issuers tend to have lower capitalizations and fewer resources (including cash) and, therefore, often are more vulnerable to funding shortfalls and financial failure. In addition, less mature issuers could be deemed to be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any issuer in which the Fund invests, the Fund may suffer a partial or total loss of capital invested in that issuer. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments.

Valuation Risk. The debt securities in which the Fund may invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Defaulted Securities Risk. Defaulted securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. The Fund generally will not receive interest payments on any defaulted securities and there is a substantial risk that principal will not be repaid. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on a portfolio holdings. In any reorganization or liquidation proceeding relating to a defaulted security, the Fund may lose the value of its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted securities and any securities received in exchange for defaulted securities may be subject to restrictions on resale.

Competitive Market for Investment Opportunities. The activity of identifying, completing and realizing attractive Municipal-Related Securities investments is competitive, and involves a high degree of uncertainty, as with many other markets. The availability of investment opportunities generally will be subject to market conditions. The Fund will be competing for investments with many other debt investors, including, without limitation, other investment partnerships and corporations, the public debt and equity markets, individuals, financial institutions and other financial investors investing directly or through affiliates. Furthermore, over the past several years, an ever-increasing number of debt funds have been formed and many such existing funds have grown substantially in size, resulting in an unprecedented amount of capital available for debt investment. Consequently, it is possible that competition for appropriate investment opportunities may increase, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made. There can be no assurance that the Fund will be able to locate, consummate and exit investments that satisfy the rate of return objectives or realize upon their values.

Leverage Risk. To the extent the Fund utilizes leverage, our use of leverage through the issuance of        or debt securities, and any borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes), would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on investments acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on our Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to our Adviser will be calculated on the basis of total assets, the fees will increase when leverage is utilized, giving our Adviser an incentive to utilize leverage. See “Risk Factors—Leverage Risk.”

Derivatives Risk. Under normal market conditions, the use of derivatives by the Fund, other than for hedging and risk management purposes, will not exceed      % of the Fund’s total assets on a mark-to-market basis. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate, or index. To manage risk, seek or alter particular portfolio exposure, to enhance return (including through the use of leverage), or for other purposes, the Fund may engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts, interest rate swaps and futures, Euro dollar futures, and credit default swaps (i) with aggregate net notional value of up to 100% of the Fund’s net assets, or (ii) for which the initial margin and premiums do not exceed 5% of its net assets, in each case excluding bona fide hedging transactions. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain derivative instruments can lose more than the principal amount invested. Derivatives may involve significant risks. Derivatives could result in Fund losses if the underlying references do not perform as anticipated.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the 1940 Act unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, in some cases the Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions. In cases where the Fund does not cover such transactions, such instruments may be considered senior securities and the Fund’s use of such transactions will be required to comply with the restrictions on senior securities under the 1940 Act. The Fund may be unable to use segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Limitations on Transactions with Affiliates Risk. The 1940 Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of or private equity fund managed by the Adviser or any of its respective affiliates. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired.

The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, including Other Tortoise Accounts, which could include investments in the same issuer (whether at the same or different times). To the extent there is a joint transaction among the Fund and Other Tortoise Accounts requiring exemptive relief, the Adviser is seeking an exemptive order from the SEC that will permit the Fund to co-invest with Other Tortoise Accounts; there is no assurance, however, that the relief will be granted. Prior to obtaining exemptive relief, the Adviser intends to co-invest alongside Other Tortoise Accounts only in accordance with existing regulatory guidance. These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Cyber Security Breaches and Identity Theft Risks. The Adviser’s, the Fund’s and its issuers’ and service providers’ information and technology systems may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser has implemented, and issuers and service providers may implement, various measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, the Adviser, the Fund, an issuer and/or a service provider may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, the Fund’s, an issuer’s and/or a service provider’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could harm the Adviser’s, the Fund’s, an issuer’s and/or a service provider’s reputation, subject any such entity and their respective affiliates to legal claims and otherwise affect their business and financial performance.

Extension Risk. Extension risk is the risk of loss on securities due to a security’s expected redemption and duration lengthening, thereby causing the interest rate risk it presents to increase, if and when market interest rates rise. See “Risk Factors—Extension Risk.”

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See “Investment Objectives and Principal Investment Strategies—Portfolio Turnover” and “Tax Considerations.”

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities. See “Investment Objectives and Principal Investment Strategies” and “Tax Considerations”.

Anti-Takeover Provisions. The Fund’s Articles of Incorporation (the “Charter”) and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Certain Provisions in Our Charter and Bylaws.”

SUMMARY OF FUND EXPENSES

This table describes the combined fees and expenses of the Fund that you will incur if you buy and hold Common Shares in the Fund. Because the Fund has no operating history, many of these expenses are estimates.

Class I Shares
Shareholder Transaction Expenses:
Maximum Sales Load (as a percentage of the offering price)(1)	None
Maximum Repurchase Fee(2)	2.00%
Maximum Early Withdrawal Fee	None

Class I Shares
Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management Fee(3)%
Distribution and Service Fee	None
Interests Payments on Borrowed Funds(4)	None
Other Expenses(5)%
Total Annual Expenses	%
Fee Waiver and/or Expense Reimbursement(5)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	%
____________________

(1)

               is the principal underwriter and distributor of the Common Shares and serves in that capacity on a best efforts basis, subject to various conditions. Additional dealers or other financial intermediaries may be appointed by the Distributor.

(2)

The Fund may impose repurchase fees of up to 2.00% on Common Shares accepted for repurchase. Payment of the repurchase fee is made by netting the fee against the repurchase proceeds. The repurchase fee is retained by the Fund for the benefit of remaining shareholders. If a shareholder has made multiple purchases and tenders a portion of its Common Shares, the repurchase fee is calculated on a first-in/first-out basis. See “Periodic Repurchase Offers” for additional information about Common Share repurchases.

(3)

Under the Advisory Agreement, we pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to      % of our average monthly total assets. Total assets includes any assets obtained through leverage.

(4)	Under current market conditions, the Fund does not anticipate utilizing leverage.

(5)

“Other Expenses” are estimated based on Fund net assets of $              million and anticipated expenses for the first year of the Fund’s operations. “Other Expenses” include professional fees and other expenses, including, without limitation, SEC filing fees, printing fees, administration fees, investor servicing fees, custody fees, director fees, insurance costs and financing costs.

Pursuant to an Expense Limitation and Reimbursement Agreement, through      , the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed      % of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than        % of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) any service fee, (iii) any distribution fee, (iv) brokerage costs, (v) distribution/interest payments (including any distribution payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser).

Example

As required by the relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Class I Shares and assuming (i) the Fund issues an aggregate offering amount of approximately $           million of Class I Shares, (ii) total annual expenses of           % of net assets attributable to the Class I Shares in years one through ten, (iii) a 5% annual return, (iv) reinvestment of all distributions at net asset value and (v) application of the Expense Limitation and Reimbursement Agreement:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

The example and the expenses in the tables above are intended to assist you in understanding the various costs and expenses an investor in our common stock may bear directly or indirectly and should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan may receive common stock valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Automatic Distribution Reinvestment Plan” for additional information regarding our Plan.

For additional information with respect to our expenses, see “Management of the Fund” and “Automatic Distribution Reinvestment Plan.”

THE FUND

We are a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. We were organized as a Maryland corporation on December 8, 2017 pursuant to articles of incorporation. Our fiscal year ends on     .

USE OF PROCEEDS

We expect to use the net proceeds from the sale of our common stock to invest in accordance with our investment objective and policies and for working capital purposes. Pending such investment, we expect that the net proceeds of this offering will be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The three- to six-month timeframe associated with the anticipated use of proceeds could lower returns and reduce the amount of cash available to make distributions.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Fund’s investment objective is to seek to generate attractive total return with an emphasis on tax-advantaged income. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of the outstanding Common Shares or preferred stock, if any.

Investment Strategies

The Fund seeks to achieve its investment objective by pursuing investment opportunities expected to be primarily comprised of direct and non-direct origination of Municipal-Related Securities.

Under normal circumstances, the Fund will invest primarily in securities and obligations related to essential assets and services (i) issued for projects such as charter schools, student housing, healthcare facilities, human services providers, infrastructure projects, and senior living and other housings and (ii) issued by or on behalf of governmental entities or other qualifying issuers of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ((i) and (ii) collectively, “Municipal-Related Securities”). To the extent the Fund purchases a security issued by or on behalf of an obligor in a municipal-related economic sector (such as education, healthcare, housing, and infrastructure/project finance) it will be considered a Municipal-Related Security. The Fund is not required to invest in all such types of Municipal-Related Securities at all times. As the Fund will be opportunistic in its approach to investing, the Fund expects that a majority of its income will consist of tax-exempt interest for U.S. federal income tax purposes.

The Fund may also invest up to 20% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, and exchange-traded funds (ETFs) to gain exposure to the municipal market.

In addition, the Fund may also invest up to 20% of its total assets in non-Municipal-Related Securities.

Currently, we expect that our investments in directly originated Municipal-Related Securities will consist primarily of unrated securities related to essential industries, such as education, healthcare, industrial infrastructure/project finance and housing.

Under current market conditions, it is anticipated that the Fund will primarily invest in directly originated Municipal-Related Securities. Directly originated Municipal-Related Securities represent obligations of municipal issuers, which may include private non-profit, 501(c)(3), for-profit or governmental entities, structured directly by a single purchaser, or a limited number of institutional purchasers, and the issuer and are typically not rated by credit rating agencies.

Private issuers of municipal securities in the education sector include PreK-12, post-secondary, job training institutions (including private, parochial, charter, vo-tech (vocational and technical), community/junior colleges, and small private colleges and universities). Private issuers of municipal securities in the healthcare sector include senior care and housing, hospitals/medical care providers (including rehab, psychiatric, substance-abuse) and long-term care facilities (including the entire continuum from independent living to assisted living to skilled nursing, palliative care and hospice). Private issuers of municipal securities in the industrial and infrastructure sectors include industrial plants/projects (including solid waste disposal, recycling, and waste-to-energy). Private issuers of municipal securities in the housing sector include seniors, students, affordable (including apartments, multi-family, and single family), military, and mobile-home parks builders and operators.

The Fund may invest in debt securities of any maturity and credit quality but expects to primarily invest in “high yield” Municipal-Related Securities under normal market conditions. High yield Municipal-Related Securities, also commonly referred to as “junk” bonds, are securities rated at the time of investment either BB+, Ba1 or below (or an equivalent rating) by a NRSRO or, if unrated, determined by the Adviser to be of comparable credit quality.

The Fund may, directly or indirectly, use various derivative instruments including, but not limited to, options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit default swaps, interest rate swaps and other swap agreements primarily for hedging and risk management purposes.

Additional Investment Policies

As used for the purpose of each non-fundamental investment policy above, the term “total assets” includes any assets obtained through leverage. Our Board of Directors may change our non-fundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports). Unless otherwise stated, these investment restrictions apply at the time of purchase. Furthermore, we will not be required to reduce a position due solely to market price fluctuations.

In addition, to comply with federal tax requirements for qualification as a regulated investment company, or a “RIC,” our investments will be limited so that at the close of each quarter of each taxable year (1) at least 50% of the value of our total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of our total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, or two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships (which includes certain master limited partnerships, or “MLPs”). These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies by investing the net proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Municipal-Related Securities

Municipal-Related Securities may include general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt.

Municipal-Related Securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source and may be repaid only from the revenues of a specific facility or source. The Fund may also purchase securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, tender option bonds and other forms of municipal bonds and securities.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation. The Fund also may purchase securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from U.S. federal income tax, as well as from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase securities representing lease obligations where the Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. Under current law, a significant portion of the private activity bond market is comprised of bonds the interest on which is subject to the federal alternative minimum tax. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax. See “Tax Considerations.”

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Debt Securities

Debt securities represent an interest in a borrower’s indebtedness. Different types of debt securities provide different terms for the payment of principal and interest and priority in the event of an issuer’s default or bankruptcy. Prices of debt securities fluctuate for several reasons, including in response to changes in market interest rates and changes, or perceived changes, in the creditworthiness of the borrower.

Corporate Bonds and Notes. Our investments in corporate debt securities will include corporate bonds and notes. Corporate bonds and notes are debt securities issued by U.S. and non-U.S. businesses to borrow money from investors for a variety of reasons, including to finance operations, provide working capital, refinance existing debt, engage in acquisitions, pay distributions or finance stock buy-backs or recapitalize. The issuer of a bond or note pays the investors a fixed, variable or floating rate of interest and normally must repay the amount borrowed on or before a stated maturity date. Certain bonds and notes in which we may invest may be convertible into equity securities of the issuer or its affiliates. We may invest in corporate bonds and notes of any credit quality. The corporate bonds and notes in which we invest will typically be unsecured but may be secured by a lien on specified assets of the issuer and/or its affiliates. Any such lien may be subordinated to liens securing the issuer’s senior debt. The corporate bonds or notes in which we invest may pay interest in cash or in kind. With respect to payment-in-kind securities, the issuer pays interest in the form of additional securities rather than cash.

The investment return of a corporate bond or note reflects the interest payments received and changes in the market price of the bond or note during the holding period. The market price of a corporate bond or note may be expected to rise and fall inversely with market interest rates generally and in response to actual or perceived changes in the creditworthiness of the issuer. Because of the wide range of types and maturities of corporate bonds and notes, as well as the range of creditworthiness of their issuers, the risk-return profiles of corporate bonds and notes vary widely. For example, notes issued by a large established corporation that is rated investment grade may offer a modest return but carry relatively limited risk. On the other hand, a long-term bond issued by a smaller, less established corporation that is rated below investment grade may have the potential for relatively large returns but carries a relatively high degree of risk.

High Yield and Unrated Securities. The corporate debt securities in which we invest generally will be high yield debt securities, which are commonly referred to as “junk” bonds and are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These securities will be rated below investment grade at the time of investment by at least one NRSRO or deemed to be of comparable quality by our Adviser. The directly originated municipal securities in which we invest generally will be unrated debt securities. In addition, certain of the corporate debt securities in which we invest may be unrated. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their debt securities. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by our Adviser to determine whether to purchase, hold or sell unrated debt securities.

Variable- and Floating-Rate Securities. Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as based on a change in the prime rate. We may invest in floating-rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every three to six months. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the market value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. We also may invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

When-Issued and Delayed-Delivery Securities. We may purchase securities on a when-issued or delayed-delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The prices of these securities are subject to market fluctuations. For debt securities, no interest accrues to us until a settlement takes place. At the time we make a commitment to purchase securities on a when-issued or delayed-delivery basis, we will record the transaction and reflect the market prices of the securities when determining our net asset value. At the time of settlement, a when-issued or delayed-delivery security may be valued below the amount of its purchase price.

In connection with these transactions, we will earmark or maintain a segregated account with our custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, we will meet our obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. When-issued and delayed-delivery transactions may allow us to hedge against changes in interest rates.

Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments but are sold at a discount from their face value. The purchaser recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as on market interest rates, the liquidity of the security and the issuer’s actual or perceived creditworthiness. Because zero-coupon securities bear no interest, their prices typically fluctuate more than the prices of other types of debt securities.

U.S. Government Obligations. We may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.

Agency Obligations. We may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”), commonly known as “Sallie Mae.” Some of these obligations, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.

Temporary Investments and Defensive Investments

Pending investment of the proceeds of this offering (which we expect may take up to approximately three to six months following the closing of this offering), we may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. The yield on these securities may be lower than the returns on equity securities or yields on lower rated debt securities. In addition, we may invest a portion of our assets, which may be significant, in these securities. To the extent we invest in these securities for defensive purposes, we may not achieve our investment objective.

Other Investment Techniques

Derivatives

The Fund may, directly or indirectly, use various derivative instruments including, but not limited to, options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit default swaps, interest rate swaps and other swap agreements primarily for hedging and risk management purposes.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund enters into credit default swap agreements and may enter into such agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the market to which it has exposure, or to take a “short” position in individual securities or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular securities or market segments without investing directly in those securities or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed-upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the premium and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations. If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds leverage to its portfolio because, in addition to being subject to investment exposure on its assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would bear by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument.

Total Return Swaps. The Fund may enter into total return swaps. In a total return swap, the Fund pays another party a fixed or floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, the Fund’s risk of loss consists of the net amount of total return payments that the Fund is contractually entitled to receive. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation. The Fund may use total return swaps for financing, hedging or investment purposes.

Options. The Fund may purchase put and call options on currencies or securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price. An American style put or call option may be exercised at any time during the option exercise period while a European style put or call option may be exercised only upon expiration. A Bermudan style put or call option may be exercised at any time on fixed dates occurring during the term of the option. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Interest Rate Transactions. The Fund can normally be expected to have less significant interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short term bond funds). However, because floating or variable rates on loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value. In addition, loans may allow a borrower to opt between London Interbank Offered Rate-based interest rates and interest rates based on bank prime rates, which may have an impact the Fund’s net asset value.

The Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund’s holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund may sell futures as an offset against the effect of expected declines in securities prices and purchase futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the Commodity Exchange Act and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” under the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be “short” under the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Securities Lending

The Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any distributions or interest received on the securities lent.

The Fund may invest only the cash collateral received in accordance with its investment objective, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. We may, but under normal conditions, do not intend to, engage in frequent and active trading of portfolio securities. Although we cannot accurately predict our portfolio turnover rate, we expect to maintain relatively low turnover of our core investment portfolio following our initial investment period of approximately one year. As such, on an overall basis, our annual turnover rate may exceed 50%. A high turnover rate involves greater trading costs to us and may result in greater realization of taxable capital gains.

RISK FACTORS

We are a newly organized, non-diversified, closed-end management investment company and have no operating history. We are designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective. The value of an investment in our common stock could decline substantially and cause you to lose some or all of your investment. Before investing in our common stock you should consider carefully the following risks.

No Operating History

The Fund is a non-diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. In addition, there can be no assurance that the Fund will be able to implement its investment strategy and investment approach or achieve its investment objective.

Management Risk

Our ability to achieve our investment objective is directly related to our Adviser’s investment strategies for the Fund. The value of your investment in our common stock may vary with the effectiveness of the research and analysis conducted by our Adviser and its ability to identify and take advantage of attractive investment opportunities. If the investment strategies of our Adviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and we could underperform the market or other funds with similar investment objectives.

Asset Allocation Risk

Our investment performance depends, at least in part, on how the Adviser allocates and reallocates our assets among the various asset classes in which we may invest. Such allocation decisions could cause our investments to be allocated to asset classes that perform poorly or underperform other asset classes or available investments.

Repurchase Offers Risk

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Common Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by (i) holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and (ii) holding back (i.e., not investing) cash from the sale of Common Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board of Directors of the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline. In the event that the Board of Directors of the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund will generally be a taxable event to Common Shareholders.

Municipal-Related Securities Risk

The Fund seeks to achieve its investment objective by pursuing investment opportunities expected to be primarily comprised of direct and non-direct origination of Municipal-Related Securities. The Municipal-Related Securities comprising the Fund’s investments will include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public infrastructure and facilities (including housing), essential social, health and/or public service sector programs and initiatives, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of securities are issued by or on behalf of public authorities, for example, to finance privately owned or operated facilities, including in respect of electric energy or gas, sewage, solid waste disposal and other specialized facilities. In addition, other private activity securities, the proceeds of which are used, for example, for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, but current federal tax laws place substantial limitations on the size of such issues. The interest on the Fund’s investments may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of municipal securities are “general obligation” and “revenue” or “special obligation” securities (including PASs).

Municipal-Related Securities may also include securities not issued by or on behalf of a state or territory (or by an agency or instrumentality thereof) if the Adviser determines such securities will pay interest excludable from gross income for purposes of federal income tax and state and local income taxes of the applicable state and/or state and local personal property taxes of the applicable state. These securities include, for example only, trust certificates or other instruments evidencing interest in one or more long term municipal securities and may also include securities issued by other investment companies that invest in municipal securities, to the extent such investments are permitted by applicable law. Such securities will be considered Municipal-Related Securities for purposes of the Fund’s investment policies.

In addition, the Fund may invest in securities that are unsecured. While such unsecured investments may benefit from the same or similar financial and other covenants available to indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over an issuer’s assets, some or all of such terms may not be part of particular investments. Moreover, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the debt or the exercise by debt holders of other rights they may have as creditors. Accordingly, the Fund may not be able to take steps to protect its investments in a timely manner or at all and there can be no assurance that the rate of return objectives of the Fund or any particular investment will be achieved.

Actual or potential changes in marginal income tax rates or the elimination of the tax preference for tax-exempt municipal interest income versus currently taxable interest income would have an adverse effect on the Fund’s issuers and the Fund’s performance. In addition, a failure or potential failure of such debt issuances to qualify for tax-exempt treatment may cause the prices of such municipal securities to decline, potentially adversely affecting the value of the Fund’s portfolio, and such a failure could also result in additional taxable income to the Fund and/or its shareholders. In addition, the municipal market is a highly fragmented market that is very technically driven and it is expected that there will be regional variations in economic conditions or supply-demand fundamentals. Further, investment interest and other expenses incurred in respect of the purchase of tax-exempt municipal securities cannot be deducted for federal income tax purposes.

Further, the availability of information in the municipal market is less than in other markets, increasing the difficulty of evaluating and valuing securities. As a result, the investment performance of the Fund may be more dependent on the analytical abilities of the Adviser than if the Fund were a stock fund or a taxable bond fund. As opposed to the majority of municipal securities outstanding, a portion of the municipal securities held by the Fund may be secured by payments to be made by private entities and changes in market conditions affecting such securities, including the downgrade of a private entity obligated to make such payments, which could have a negative impact on the value of the Fund’s investments, the municipal market generally, or the Fund’s performance.

In addition, the Fund’s investments may be more sensitive to adverse economic, business and/or political developments if the Fund’s portfolio includes a substantial portion of its assets in the securities of similar or related projects and/or types municipal securities (for example only, revenue bonds, general obligation bonds or private activity bonds) as such events may adversely affect a specific industry or local political and economic conditions, leading to declines in the creditworthiness and value of the Fund’s investments. As noted elsewhere herein, the secondary market for certain municipal securities, particularly below investment grade municipal securities, tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its investments at attractive prices.

The yields on and market prices of municipal securities are dependent on a variety of other factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the particular issue. The ability of issuers of municipal securities to make timely payments of interest and repayments of principal may be diminished during general economic downturns including in respect of potential reallocations of cost burdens among federal, state and local governments or among parties involved with operating and managing the Fund’s issuers. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not be able to collect all principal and interest to which it is entitled.

In addition, the Fund’s investments may include municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which typically provide for title to the leased asset to pass eventually to the governmental issuer) are typically utilized as a means for governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, an issuer would be in default, and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Additional risks for investing in municipal securities depending on the types of each securities include:

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Municipal Notes Risks – Municipal notes are shorter term municipal debt obligations that typically provide interim financing in anticipation of tax collection, bond sales or revenue receipts. To the extent there is a shortfall in the anticipated proceeds, the notes may not be fully repaid by an issuer and the Fund’s returns would be adversely affected.

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PAS Risks – PASs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, typically through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent entity or otherwise secured. PASs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, prospective investors should note that repayment of such securities generally depends on the revenues of a private entity and may be subject to additional risk of non-payment.

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General Obligation Bonds Risks – General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Timely payments by the issuer and the repayment of principal when due depend on its credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including, for example only, potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control.

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Moral Obligation Bonds Risks – Moral obligation bonds are typically issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.

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Municipal Commercial Paper Risks – Municipal commercial paper is typically unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

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Municipal Lease Obligations Risks – Certificates of participation issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities represent participations in a lease, an installment purchase contract or a conditional sales contract relating to such equipment, land or facilities and as with debt obligations, are subject to the risk of non-payment.

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Zero Coupon Securities – Interest on zero coupon bonds is not paid on a current basis and accordingly, the values of such securities are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such bonds. Further, the values of zero coupon bonds may be highly volatile during periods when interest rates rise or fall.

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Tender Option Bonds – The Fund may enter into tender option bond transactions, whereby, the Fund will transfer municipal debt securities or other municipal securities into a special purpose entity and in return receive from such entity, residual interests. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk, as well as the risk of loss of principal.

●	Variable Rate Demand Obligations (“VRDOs”) – VRDOs are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

●	Transactions in Financial Futures Contracts – The Fund’s investments may include financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

●	Municipal Interest Rate Swap Transactions – In order to hedge the value of the Fund’s investments against interest rate fluctuations or to enhance the Fund’s returns, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps or Securities Industry and Financial Markets Association Municipal Swap Index swaps.

●	Insured Municipal Bonds – The Fund’s investments may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or the Fund purchases the insurance. Although such insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments, such insurance does not protect the Fund or its investors against losses caused by declines in a bond’s market value. Further, the Fund cannot be certain that any insurance company does not make these payments. In addition, if the Fund purchases the insurance, it will bear any related premiums and other related costs, which will reduce the Fund’s returns.

●	Build America Bonds – If the Fund holds Build America Bonds, the Fund may be eligible to receive a U.S. federal income tax credit; however, the issuer of a Build America Bond may instead elect to receive a cash payment directly from the federal government in lieu of holders such as the Fund receiving a tax credit. The interest on Build America Bonds is taxable for U.S. federal income tax purposes. If the Fund does receive tax credits from Build America Bonds or other tax credit bonds on one or more specified dates during the Fund’s taxable year, the Fund may elect for U.S. federal income tax purposes to pass through to investors tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “Build America Bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. If the Fund were to so elect, an investor in the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

●	Participation Notes – The Fund may buy participation notes from a bank or broker-dealer that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities. Investment in a participation note is not the same as investment in the constituent shares of an entity since a participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security (i.e., shares of the underlying security are not in any way owned by the Fund). However each participation note is intended to synthetically replicate the economic benefit of holding shares in the underlying security or basket of securities. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security or basket of securities, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations.

●	PIK Notes – The Fund’s investments may include notes that provide for payments-in-kind, which have an effect of deferring current cash payments. In such cases, an issuer’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of such issuer, the occurrence of which is uncertain.

Revenue Bonds Risk

Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in certain cases, from the proceeds of a special excise tax or other specific revenue source (for example, payments from the user of the facility being financed) and accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond depends on the economic viability of such facility or such revenue source.

Economic Sector and Geographic Risk

The Fund may invest up to 25% of its total assets in Municipal-Related Securities of issuers in the same state (or U.S. Territory) or in Municipal-Related Securities in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state’s legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. If the Fund does so, this may make it more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Fund’s common shares.

Tax Risk

The Fund expects that a majority of its income will consist of tax-exempt interest for U.S. federal income tax purposes. Interest paid on municipal bonds is generally exempt from regular U.S. federal income tax when received, but may be subject to the alternative minimum tax. Income from the Fund’s investment in municipal bonds could, however, become subject to regular U.S. federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

President Trump and the Republican members of Congress have publicly stated that one of their top legislative priorities is significant reform of the Code, including significant changes to taxation of business entities. Both the House of Representatives and the Senate have passed tax reform legislation under the Tax Reform Bill. While each version of the Tax Reform Bill differs in certain respects, each includes proposals which would fundamentally change the Code. Among the numerous changes included in the U.S. House of Representatives and U.S. Senate proposals are the taxation of interest on private activity bonds (and certain other municipal bonds that are currently tax-exempt) that are issued after 2017. The House of Representatives and the Senate have reached an agreement in principle on the final version of the Tax Reform Bill to be considered for enactment, but very few details about such final version are currently available (including the treatment of private activity bonds). Therefore, if the Tax Reform Bill is enacted into law, it is unclear what form it would take. Prospective investors should consult their own tax advisors regarding potential changes in tax laws.

Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from municipal bonds could significantly affect the demand for and supply, liquidity and marketability of municipal bonds. Such changes may affect the valuation of the Fund’s investments and ability to acquire and dispose of municipal bonds at desirable yield and price levels. Investments in taxable municipal bonds and Treasury securities, as well as certain derivatives, would cause the Fund to have taxable investment income. In addition, the Fund may recognize taxable ordinary income from market discount. The Fund may also realize gain on the sale, exchange or other disposition of its securities, which gain will be taxable regardless of whether it is derived from the sale, exchange or other disposition of tax-exempt bonds or taxable securities. Any interest or other expenses incurred for the purchase of tax-exempt municipal bonds cannot be deducted for U.S. federal income tax purposes.

Industry Concentration Risk

The Fund’s investments in Municipal-Related Securities in a certain industry may be adversely affected by political, economic and regulatory developments within that sector, including legislation or litigation that changes the taxation of municipal bonds or the rights of municipal bond holders in the event of a bankruptcy. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on an issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, healthcare or housing), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. From time to time the Fund expects to invest a significant portion of the investment portfolio in issuers within a single industry. If the Fund invests a significant portion of its investment portfolio in issuers within the same industry, an adverse economic, business or political development affecting industry would be expected to affect the value of the Fund’s investments more than if its investments were not so concentrated. To the extent that the Fund invests a significant portion of its assets in the securities of issuers operating principally in a given industry, it will be disproportionally affected by political and economic conditions and developments in that industry, as applicable. In addition, economic, political or regulatory changes in that industry could adversely affect Municipal-Related Securities issuers in industry, and therefore the value of the Fund’s investment portfolio. Certain provisions of the U.S. Bankruptcy Code governing municipal bankruptcies are unclear. Further, the application of state law to municipal securities issuers could produce varying results among the states or among municipal bond issuers within a state. Such developments may affect the financial condition of a state’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, net asset value, liquidity and/or ability to preserve or realize capital appreciation.

Fixed Income Securities Risk

The Fund’s investments in fixed income securities will be subject to numerous risks set forth throughout this section including, without limitation, interest rate risk, credit risk, and extension and prepayment risk. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s performance is likely to be affected by interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation.

Income Risk

The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. Also, if the Fund invests in inverse floaters, the Fund’s income may decrease if short-term interest rates rise.

Current income received through investments in municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal securities market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Below Investment Grade, or High Yield, Securities Risk

The Fund is expected to invest in debt securities that may be classified as “higher-yielding” (and, therefore, higher-risk) debt securities. In most cases, such debt will be rated below “investment grade” by rating agencies or will be unrated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings are expected to change, positively or negatively, to reflect developments regarding an issuer’s financial condition. High yield fixed-income securities (including those referred to as “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and expected to be less liquid than investment-grade securities. High yield fixed-income securities involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Issuers issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than issuers with higher credit ratings. Such factors could affect such issuers’ abilities to make interest and principal payments and could cause such issuers to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. High yield fixed-income securities may also not be protected by financial covenants or limitations on additional indebtedness. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The market prices of high yield fixed-income securities (including junk bonds) have historically been less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield fixed-income securities.

The major risks in high yield fixed-income securities investments include the following:

●	High yield fixed-income securities may be issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of high yield fixed-income securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

●	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade fixed-income securities. If an issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.

●	High yield fixed-income securities are frequently ranked junior to claims by other creditors. If an issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

●	High yield fixed-income securities often have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the high yield fixed-income securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income.

●	Prices of high yield fixed-income securities are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of high yield fixed-income securities than on those of other higher rated fixed-income securities.

●	During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments.

●	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

●	The high yield fixed-income securities markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s returns and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain issuers of high yield fixed-income securities adversely affected the market in the past.

Investment Grade Debt Obligations Risk

The Fund may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by the Adviser. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. Appendix A to the SAI describes the various ratings assigned to debt obligations by S&P and Moody’s.

Credit Ratings are Not a Guarantee of Quality Risk

Credit ratings of assets represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of quality. A credit rating is not a recommendation to buy, sell or hold assets and may be subject to revision or withdrawal at any time by the assigning rating agency. In the event that a rating assigned to any debt obligation is lowered for any reason, no party is obligated to provide any additional support or credit enhancement with respect to such debt obligation. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value; therefore, ratings may not fully reflect the true risks of an investment. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Consequently, credit ratings of any debt obligation are only a preliminary indicator of investment quality, and not a completely reliable indicator of investment quality. Rating reductions or withdrawals may occur for any number of reasons and may affect numerous assets at a single time or within a short period of time, with material adverse effects upon the debt obligation. It is possible that many credit ratings of assets included in or similar to the debt obligation will be subject to significant or severe adjustments downward.

The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, or because such ratings may not be available, the Adviser expects typically to perform its own analysis of the issuers whose non-investment grade or unrated securities the Fund holds. Because of this, the Fund’s performance may depend more on the Adviser’s own credit analysis than in the case of funds investing in rated, or higher-rated securities than the Fund’s securities.

Call Risk

Some securities give the issuer the option to “call,” or prepay, the securities before their maturity date. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will call their securities. If a call were exercised by the issuer of a security held by the Fund during a period of declining interest rates, the Fund would determine on a case by case basis whether to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund’s distributions and possibly could affect the Fund’s net asset value. Similar risks exist when the Fund invests the proceeds from matured, traded or prepaid bonds at market interest rates that are below the Fund’s current earnings rate. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

Operating and Financial Risks of Issuers and Impact of Other Issuers

One of the fundamental risks associated with the Fund’s investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Because the Fund may invest its assets in high yield securities, the Fund’s credit risks are greater than those of funds that buy only investment grade securities. Investments in inverse floaters will increase the Fund’s credit risk. The Fund’s return would be adversely impacted if an issuer of debt securities in which the Fund invests becomes unable to make such payments when due. Issuers in which the Fund invests could deteriorate as a result of, among other factors, adverse developments in their businesses, changes in the competitive environment, or an economic downturn. As a result, issuers which the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or to maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, the Fund and other investment funds sponsored by the Adviser have made (and/or will in the future make) investments in issuers that have operations and assets in many jurisdictions. It is possible that the activities of one issuer may have adverse consequences on one or more other issuers (including the Fund’s issuers), even in cases where the issuers are held by different Tortoise investment funds and have no other connection to each other.

Interest Rate Risk

The fair value of investments may be significantly affected by changes in interest rates. As of the date of this prospectus, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinarily accommodative monetary policy initiatives the effect of which is impossible to predict with certainty. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities and accordingly may have a material adverse effect on the Fund’s investment objective. The securities in which the Fund will invest have valuations which are based on numerous factors, including sector fundamentals and specific issuer characteristics. However, such securities are also susceptible to fluctuations in interest rates and the prices of securities can increase when interest rates fall and decline when interest rates rise. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Spread Widening Risks; Discounts to Par

The Fund’s investment strategy with respect to certain types of investments may be based, in part, upon the premise that interests in issuers and/or an issuer’s underlying collateral that are otherwise performing may from time to time be available for participation by the Fund at “discounted” rates or at “undervalued” prices. Purchasing debt instruments and/or other interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities in which the Fund invests may decline substantially. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities. Accordingly, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale. It may not be possible to predict such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the collateral assets underlying debt instruments in which the Fund invests.

Investments in Less Established Issuers

Although from time to time the Fund will seek to make investments in respect of established issuers, the Fund has not established any minimum size for the issuers in which it may invest and is expected to make investments in smaller, less established issuers. For example, such issuers may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. In the case of start-up enterprises, such issuers may not have significant or any operating revenues. Less established issuers tend to have lower capitalizations and fewer resources (including cash) and, therefore, often are more vulnerable to funding shortfalls and financial failure. In addition, less mature issuers could be deemed to be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any issuer in which the Fund invests, the Fund may suffer a partial or total loss of capital invested in that issuer. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments.

Valuation Risk

The debt securities in which the Fund may invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Defaulted Securities Risk

Defaulted securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. The Fund generally will not receive interest payments on the defaulted securities and there is a substantial risk that principal will not be repaid. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a defaulted security, the Fund may lose the value of its entire Investment or may be required to accept cash or securities with a value less than its original Investment. Defaulted securities and any securities received in exchange for defaulted securities may be subject to restrictions on resale.

Competitive Market for Investment Opportunities

The activity of identifying, completing and realizing attractive Municipal-Related Securities investments is competitive, and involves a high degree of uncertainty, as with many other markets. The availability of investment opportunities generally will be subject to market conditions. The Fund will be competing for investments with many other debt investors, including, without limitation, other investment partnerships and corporations, the public debt and equity markets, individuals, financial institutions and other financial investors investing directly or through affiliates. Furthermore, over the past several years, an ever-increasing number of debt funds have been formed and many such existing funds have grown substantially in size, resulting in an unprecedented amount of capital available for debt investment. Consequently, it is possible that competition for appropriate investment opportunities may increase, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made. There can be no assurance that the Fund will be able to locate, consummate and exit investments that satisfy the rate of return objectives or realize upon their values.

Leverage Risk

To the extent the Fund utilizes leverage, our use of leverage through the issuance of preferred stock or debt securities, and any borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes), would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on investments acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on our Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to our Adviser will be calculated on the basis of total assets, the fees will increase when leverage is utilized, giving our Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, that are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or distribution payments on our senior securities and could reduce cash available for distributions on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities) and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we currently intend to redeem any senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so.

Derivatives Risk

Under normal market conditions, the use of derivatives by the Fund, other than for hedging and risk management purposes, will not exceed      % of the Fund’s total assets on a mark-to-market basis. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate, or index. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain derivative instruments can lose more than the principal amount invested. Derivatives may involve significant risks. Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the 1940 Act unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, in some cases the Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions. In cases where the Fund does not cover such transactions, such instruments may be considered senior securities and the Fund’s use of such transactions will be required to comply with the restrictions on senior securities under the 1940 Act. The Fund may be unable to use segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Limitations on Transactions with Affiliates Risk

The 1940 Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of or private equity fund managed by the Adviser or any of its respective affiliates. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired.

The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, including Other Tortoise Accounts, which could include investments in the same issuer (whether at the same or different times). To the extent there is a joint transaction among the Fund and Other Tortoise Accounts requiring exemptive relief, the Adviser is seeking an exemptive order from the SEC that will permit the Fund to co-invest with Other Tortoise Accounts; there is no assurance, however, that the relief will be granted. Prior to obtaining exemptive relief, the Adviser intends to co-invest alongside Other Tortoise Accounts only in accordance with existing regulatory guidance. These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Cyber Security Breaches and Identity Theft Risks

The Adviser’s, the Fund’s and its issuers’ and service providers’ information and technology systems may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser has implemented, and issuers and service providers may implement, various measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, the Adviser, the Fund, an issuer and/or a service provider may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, the Fund’s, an issuer’s and/or a service provider’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could harm the Adviser’s, the Fund’s, an issuer’s and/or a service provider’s reputation, subject any such entity and their respective affiliates to legal claims and otherwise affect their business and financial performance.

Extension Risk

Extension risk is the risk of loss on securities due to a security’s expected redemption and duration lengthening, thereby causing the interest rate risk it presents to increase, if and when market interest rates rise. Extension risk is caused by the fact that securities are typically callable by the issuer, and callable fixed rate securities are more likely to be called in a lower market interest rate environment (because the issuer can refinance those securities at low current market rates); conversely, callable fixed rate securities become less likely to be called if market interest rates rise. Because rising market interest rates reduce the likelihood that an issuer will exercise its right to call a security, such an interest rate rise causes the duration of that security, and therefore its interest rate risk going forward, to increase, thus increasing, in an accelerating manner, the degree to which any further interest rate rise will cause the security to lose value.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See “Investment Objectives and Principal Investment Strategies—Portfolio Turnover” and “Tax Considerations.”

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities. See “Investment Objectives and Principal Investment Strategies” and “Tax Considerations.”

Anti-Takeover Provisions

The Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Certain Provisions in Our Charter and Bylaws.”

LEVERAGE

Use of Leverage

Under current market conditions, the Fund does not anticipate utilizing leverage. However, the Fund in the future may borrow money and issue preferred stock and debt securities that represent the leveraging of our Common Shares to the extent permitted by the 1940 Act. We consider market conditions at the time leverage is incurred and monitor for asset coverage ratios relative to 1940 Act requirements and our financial covenants on an ongoing basis. The timing and terms of any leverage transactions will be determined by our Board of Directors. In addition, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and may increase during periods of declining market prices of our portfolio holdings.

Currently under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any distribution on our common stock or purchase any shares of our common stock (through tender offers or otherwise) unless we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock or sell a portion of our investments when it may be disadvantageous to do so in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing additional preferred stock, which may include offering expenses and the ongoing payment of distributions. Currently under the 1940 Act, we may issue only one class of preferred stock.

Currently under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act currently provides that we may not declare any distribution with respect to any class of shares of our stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement test after deducting the amount of the distribution or share purchase price, as the case may be, except that distributions may be declared upon any preferred stock if such senior security representing indebtedness has an asset coverage of at least 200% at the time of declaration of such distribution and after deducting the amount of such distribution. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities or sell a portion of our investments when it may be disadvantageous to do so. Currently under the 1940 Act, we may issue only one class of senior securities representing indebtedness.

MANAGEMENT OF THE FUND

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad oversight over our affairs, including oversight of the duties performed by our Adviser. Our officers are responsible for our day-to-day operations. Each director and officer will hold office until his successor is duly elected and qualifies or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Additional information regarding our Board and its committees, and our officers, is set forth under “Management of the Fund” in our statement of additional information. Our Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of our Adviser or its affiliates.

Investment Adviser

Our investment adviser is Tortoise Credit Strategies, LLC, a registered investment adviser specializing in actively managing portfolios of fixed income securities. Our Adviser will be responsible for overseeing our overall investment strategy and its implementation. Through its family of companies, including the Adviser, Tortoise Investments, LLC provides investors access to differentiated active and passive investment solutions and market insights. Tortoise’s business is rooted in more than a decade of leadership and expertise in essential asset and income investing offered through a variety of vehicles. Over time, Tortoise has enhanced and expanded its innovative product offerings, while staying true to its quality approach and focus.

Tortoise, through its family of registered investment advisers, had $20.2 billion assets under advisement as of September 30, 2017.

The principal business address of our Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Adviser specializes in actively managing portfolios of fixed income securities. Our Adviser was formed in 2015 and, in June 2016, acquired the assets of Bradford & Marzec LLC, a specialized fixed income boutique founded in 1984, along with key Bradford & Marzec employees.

Municipal Investment Committee (the “MIC”)

The MIC will oversee the construction and investment of all municipal-related portfolios as well as evaluate the municipal market environment for the purpose of making recommendations pertaining to portfolio strategies, themes and risk characteristics. As such, the MIC will review the overall investment process, procedures and practices necessary to ensure the portfolios are in compliance with portfolio investment guidelines, company investment outlooks and regulatory requirements. The MIC will also be responsible for approving, reviewing and monitoring the investment activities and allocations (pursuant to Adviser’s allocation policy) of all municipal direct originations. The members of the MIC have the following years of experience: Brad Beman–30 years; Garey Fuqua–23 years; Michael Sanchez–27 years; Jeremy Goff–13 years.

Investment Team

Subject to the oversight of our Board of Directors and pursuant to the Advisory Agreement, an investment team consisting of portfolio managers and analysts of our Adviser is responsible for executing investment decisions as well as managing and monitoring investments. While responsibility for monitoring, review and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach. The members of the investment team have the following years of experience: Garey Fuqua—23 years; Michael Sanchez–27 years; Sandra Matthews–19 years; Osaze Romany–5 years.

Information about members of the MIC and Investment Team is as follows.

Garey Fuqua, Head of Municipal Securities. Mr. Fuqua helps oversee and manage the firm’s municipal securities business, leads the municipal direct origination platform, and is a portfolio manager of the municipals strategy. Prior to joining Tortoise Credit Strategies, Mr. Fuqua worked for Palmer Square Capital Management as managing director and the chief investment officer of high yield municipal strategies. Before Palmer Square, he worked at Spring Mountain Capital where he led the firm’s high yield and distressed municipal strategies group. Prior to that, he founded Ofelia Capital, an investment boutique firm focusing on high yield municipal debt. Before that, he was a co-portfolio manager of high yield municipal bonds at Aroya Capital and director with Cohen & Company, where he co-managed the first-ever municipal CDO portfolio. Earlier in his career, Mr. Fuqua also worked for Fitch Ratings, Goldman Sachs, PriceWaterhouseCoopers, Brown & Wood, Sumitomo and Sallie Mae.

Mr. Fuqua is a recognized industry authority with significant experience in analyzing, structuring and managing financings as well as turnaround and distressed situations for a wide range of non-investment grade issuers of municipal securities.

Mr. Fuqua earned a Master of Public Administration in state and local government financial analysis and management from the Maxwell School at Syracuse University and a Bachelor of Science in finance from New York University Stern School of Business.

Brad Beman, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser. Mr. Beman co-founded Tortoise Credit, an investment firm focused on fixed income-related credit, in 2015. He serves as Tortoise Credit's chief executive officer and chief investment officer, and as a member of the investment policy and strategy committee.

Mr. Beman has nearly three decades of fixed income investment experience, including a 28-year career at AEGON USA Investment Management LLC. He held several key positions at AEGON, most recently serving as the firm’s global chief investment officer/director of high yield. He also was a member of a global asset management board and led a team of approximately 100 investment professionals, overseeing more than $200 billion invested in domestic and global taxable fixed income, asset allocation, alternatives and derivatives, with a specific focus in the U.S. and European regions. Mr. Beman was also involved in the build-out and growth of a third-party retail and institutional taxable fixed income and asset allocation business. His prior positions with AEGON included director of public fixed income and director of public credit research.

A recognized expert in high yield fixed-income and leveraged finance strategies, Mr. Beman has spoken for The Financial Investigator Seminar and The Money Management Institute. He was part of a select group of high yield managers asked to participate in Morgan Stanley’s biannual leveraged finance roundtable.

Mr. Beman earned a Master of Business Administration from the University of Iowa and a Bachelor of Arts in accounting from the University of Northern Iowa. He passed the Certified Public Accountant exam and is a CFA® charterholder.

Jeremy Goff, Director of the Adviser. Mr. Jeremy Goff joined Tortoise Capital Advisors in 2011. Previously, Mr. Goff worked for The Blackstone Group where he raised capital for and designed Blackstone’s private investment funds and maintained relationships with Blackstone’s limited partners. Prior to his time with Blackstone, he served as a ranger infantry officer in the U.S. Army. Mr. Goff earned a Bachelor of Science degree in economics from the United States Military Academy at West Point.

Michael Sanchez, Portfolio Manager, Structured Products. Mr. Sanchez joined Bradford & Marzec, now part of Tortoise Credit Strategies, in 2013. He is responsible for analysis and trading of residential mortgage, commercial mortgage and asset-backed securities.

Mr. Sanchez has more than 27 years of investment industry experience including most recently as director of fixed income trading at CastleOak Securities. Prior to that, he was vice president, institutional mortgage/ABS sales at RBC Capital, senior vice president and proprietary trader at Countrywide Securities, portfolio manager at Hotchkis and Wiley and senior vice president/portfolio manager at Provident Investment Counsel. He was also portfolio manager/analyst for Arco Investment Management Co.

He holds a Bachelors of Science degree in applied chemistry from Harvey Mudd College and a Master of Business Administration degree from the University of Chicago Booth School of Business with an emphasis in finance.

Sandra Matthews, Senior Research Analyst. Ms. Matthews oversees fundamental credit analysis, research, and analytics for all municipal investments. Prior to joining Tortoise Credit Strategies, Ms. Matthews worked for Palmer Square Capital Management as executive director and senior research analyst of high yield municipal strategies. Before Palmer Square, she was director of research for Spring Mountain Capital’s high yield and distressed municipal strategies group. Prior to that, she was a high yield municipal credit analyst at Ofelia Capital. Before that, she was a co-portfolio manager of high yield municipal bonds at Aroya Capital and vice president with Cohen & Company, where she co-managed the first-ever municipal CDO portfolio. Earlier in her career, Ms. Matthews also worked for Fitch Ratings, Neuberger Berman, Radian Asset Assurance and Standard & Poor's.

Ms. Matthews is a recognized industry specialist on operating trends and credit analysis of essential public and social-purpose borrowers, sectors, and municipal financings (e.g., education, healthcare, housing, and infrastructure) that are not backed by the full faith and credit or taxing power of cities, counties or states, particularly for noninvestment grade municipal securities.

Ms. Matthews earned a Master of Public Administration in public policy from the Wagner School at New York University and a Bachelor of Arts in political science from Queens College.

Osaze Romany, Municipal Securities Surveillance Analyst. Mr. Romany joined Tortoise Credit Strategies in 2017. He performs fundamental credit analysis and surveillance of municipal securities. Prior to joining Tortoise Credit Strategies, Mr. Romany worked for RBC Capital Markets as an investment banking associate on the not-for-profit healthcare team. Previously, he was a senior analyst for the PFM Group on the project finance and infrastructure team. Mr. Romany earned a Master of Science degree in investment management from Pace University and a Bachelor of Science degree in finance from Morgan State University.

Although the persons described above are currently employed the Adviser, such persons may not necessarily continue to be employed by the Adviser during the entire term of the Advisory Agreement. Additional information about the portfolio managers’ compensation, other accounts managed by them and other information is provided in the SAI.

Control Persons

A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company. As of the date of this prospectus, the Fund could be deemed to be under control of      , an affiliate of the Adviser which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is anticipated that       will no longer be a control person once the Fund commences investment operations.

Compensation and Expenses

Under the Advisory Agreement, we pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to          % of our average monthly total assets. Total assets includes any assets obtained through leverage.

Our average monthly total assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of total assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter.

We bear all expenses not specifically assumed by our Adviser incurred in our operations and will bear the expenses of all future offerings. Expenses we bear include, but are not limited to, the following: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities, training and benefits; (2) commissions, spreads, fees and other expenses, including if applicable legal and other fees, connected with the structuring, acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements in which we participate; (3) auditing, accounting, tax and legal service expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of listing our shares with a stock exchange and expenses of the issue, sale, repurchase and redemption (if any) of our shares, including expenses of conducting tender offers for the purpose of repurchasing our shares; (7) expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (8) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (9) expenses of reports to governmental officers and commissions; (10) insurance expenses; (11) association membership dues; (12) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records and determination of net asset value); (13) fees, expenses and disbursements of transfer agents, distribution paying agents, stockholder servicing agents, registrars and administrator for all services to us; (14) compensation and expenses of our directors who are not members of the Adviser’s organization; (15) pricing, valuation and other consulting or analytical services employed by us; (16) all expenses incurred in connection with leveraging of our assets through a line of credit, or issuing and maintaining notes or preferred stock; (17) all expenses incurred in connection with the offerings of our common and preferred stock and debt securities; and (18) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

Duration and Termination

The Advisory Agreement was approved by our Board of Directors on          , 2018. The basis for the Board of Directors’ initial approval of the Advisory Agreement will be provided in our initial annual report to common stockholders. The Advisory Agreement will become effective as of the close of this offering. Unless terminated earlier as described below, the Advisory Agreement will continue in effect for a period of two years from the effective date and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and in either case, upon approval by a majority of our directors who are not interested persons or parties to the Advisory Agreement.

The Advisory Agreement provides that it may be terminated by us at any time, without the payment of any penalty, by our Board of Directors or by the vote of the holders of a majority of the outstanding shares of the Fund on 60 days written notice to the Adviser. The Advisory Agreement provides that it may be terminated by the Adviser, at any time, without the payment of any penalty, upon 60 days written notice to the Fund. The Advisory Agreement also provides that it will automatically terminate in the event of an “assignment” (as defined in the 1940 Act).

PURCHASE OF COMMON SHARES

Common Shares

The Fund continuously offers Class I Shares. The Fund has applied for exemptive relief from the SEC that will permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees; there is no assurance, however, that the relief will be granted. Until the Fund receives such exemptive relief, the Fund will only offer Class I Shares. Upon receiving the exemptive relief, the Fund may offer additional classes of common shares.

Minimum Investment

The minimum initial investment for the Common Shares is $      per account and the minimum subsequent investment in the Fund per account is $     , except that the minimum investment may be modified or waived by the Fund or the Adviser. The Fund and the Distributor reserves the right to reject a purchase order for any reason.

Distributor

              is located at          , and serves as distributor and principal underwriter to the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distributor acts as the distributor of the Common Shares on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Contract. The Distributor is not obligated to sell any specific amount of Common Shares of the Fund.

Common Shares of the Fund will be continuously offered through the Distributor. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. The Common Shares will be offered at NAV per share calculated each regular business day. Please see “Determination of Net Asset Value.”

The Fund and the Distributor will have the sole right to accept orders to purchase Common Shares and reserve the right to reject any order in whole or in part.

No market currently exists for the Fund’s Common Shares. The Fund will not list its Common Shares for trading on any securities exchange. There is currently no secondary market for the Fund’s Common Shares and the Fund does not anticipate that a secondary market will develop for its Common Shares. Neither the Adviser nor the Distributor intends to make a market in the Fund’s Common Shares.

The Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the Securities Act, as amended. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Director against certain liabilities under the Securities Act, as amended, and in connection with the services rendered to the Fund.

Servicing Arrangements

The Fund’s Common Shares may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Fund. A financial firm is one that, in exchange for compensation, sells, among other products, registered investment company shares (including the shares offered in this prospectus) or provides services for registered investment company shareholders.

These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase Common Shares of the Fund. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash distributions as well as other investment or administrative services required for the particular firm’s products, programs, platform and accounts. These financial firms may impose additional or different conditions than the Fund on purchases of Common Shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases of Common Shares in addition to any fees imposed by the Fund. These additional fees may vary and over time could increase the cost of an investment in the Fund and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

The Adviser and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of the Adviser’s resources, including the management fees paid to the Adviser under the Fund’s Investment Management Agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.

These payments may be material to financial firms relative to other compensation paid by the Fund, the Adviser and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service fees, revenue sharing or “shelf space” fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the share class and may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts. The Adviser and/or its affiliates do not control these financial firms’ provision of the services for which they are receiving payments.

Other Payments to Financial Firms

Some or all of the servicing fees described above are paid or “reallowed” to the financial firm, including their financial advisors through which you purchase your shares.

The Distributor or its employees and representatives may make payments or reimburse financial firms for sponsorship and/or attendance at conferences, seminars or informational meetings (“event support”), provide financial firms or their personnel with occasional tickets to events or other entertainment, meals, and small gifts (“other non-cash compensation”), make charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) and make financial contributions pertaining to sales incentives and contests, each to the extent permitted by applicable law, rules and regulations.

In addition, wholesaler representatives of the Distributor visit financial firms on a regular basis to market and educate financial advisors and other personnel about the Fund. These payments, reimbursements and activities may provide additional access to financial advisors at these financial firms, which may increase purchases and/or reduce redemptions of Fund shares.

The Distributor also may pay financial firms for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for the Distributor’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, the Adviser and its affiliates may also provide investment advisory services to financial firms and may execute brokerage transactions on behalf of the Fund with such financial firms. These financial firms may, in the ordinary course of their business, recommend that their clients utilize the Adviser’s investment advisory services or invest in the Fund or in other products sponsored or distributed by the Distributor.

If investment advisers, distributors or affiliates of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular fund over other funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors may also have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund Common Shares through a financial firm should consult with the shareholder’s financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Fund may use financial firms that sell Fund Common Shares to effect transactions for the Fund’s portfolio, the Fund and the Adviser will not consider the sale of Fund Common Shares as a factor when choosing financial firms to effect those transactions.

How to Purchase Common Shares

Eligible investors may purchase Class I Shares in the following ways:

●	Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish different minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

●	Through the Distributor. [ ]

The Fund and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp will be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Fund may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Fund for additional details regarding the Fund’s signature validation requirements.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the account application to effect transactions for the organization.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Fund, call the Fund at      . You will receive the additional copy within 30 days after receipt of your request by the Fund. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Acceptance and Timing of Purchase Orders

A purchase order received by the Fund or its designee prior to the close of the NYSE, on a day the Fund is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the close of the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of the NYSE and communicated to the Fund or its designee prior to such time as agreed upon by the Fund and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a business day and accept purchase orders in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business.

The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund Common Shares. The sale of Common Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;
●	Date of birth (for individuals);
●	Residential or business street address; and
●	Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional Common Shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

PERIODIC REPURCHASE OFFERS

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Common Shares, makes periodic offers to repurchase Common Shares. No shareholder will have the right to require the Fund to repurchase its Common Shares, except as permitted by the Fund’s interval structure. No public market for the Common Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Common Shares by the Fund, and then only on a limited basis.

Repurchase Offers

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months. The Fund expects the first repurchase offer to be issued after the first calendar quarter of the Fund’s operations.

The Fund will make quarterly repurchase offers every three months. As discussed below, the date on which the repurchase price for Common Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

The date by which shareholders wishing to tender Common Shares for repurchase must respond to the repurchase offer typically falls approximately seven days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least 21 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

●	The percentage of outstanding Common Shares that the Fund is offering to repurchase and how the Fund will purchase Common Shares on a pro rata basis if the offer is oversubscribed.
●	The date on which a shareholder’s repurchase request is due.
●	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).
●	The date by which the Fund will pay to shareholders the proceeds from their Common Shares accepted for repurchase.
●	The NAV of the Common Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.
●	The procedures by which shareholders may tender their Common Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.
●	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Common Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to shareholders between one and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed below under “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting www.tortoisecredit.com or calling the Fund’s transfer agent at          .

The Fund may impose a repurchase fee of up to 2.00% on Common Shares accepted for repurchase by the Fund. The repurchase fee will be retained by the Fund and is intended to compensate the Fund for expenses directly related to the repurchases. The repurchase fee is imposed on a first-in, first-out basis, which means that you will tender Common Shares in the order of their purchase. The Fund has elected not to impose the repurchase fee on repurchases of Common Shares acquired through the reinvestment of distributions.

Your financial adviser or other financial intermediary may charge service fees for handling Common Share repurchases. In such cases, there may be fees imposed by the intermediary on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

Suspension or Postponement of a Repurchase Offer

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Directors, including a majority of Directors who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under Subchapter M of the Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Common Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Directors set for each repurchase offer a maximum percentage of Common Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Common Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Common Shares up to a maximum amount of 2% of the outstanding Common Shares of the Fund. If the Fund determines not to repurchase additional Common Shares beyond the repurchase offer amount, or if shareholders tender an amount of Common Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Common Shares tendered on a pro rata basis.

If any Common Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Common Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Common Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Common Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each Repurchase Offer Notice until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Common Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Common Shares so as to mitigate these effects.

Liquidity Requirements

From the time that the notification is sent to shareholders until the repurchase payment deadline, the Fund will ensure that a percentage of its net assets equal to at least 100% of the repurchase offer amount consists of assets: (i) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the repurchase payment deadline; or (ii) that mature by the repurchase payment deadline.

The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph.

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. There is some risk that the need to sell portfolio securities to fund repurchase offers may affect the market for those portfolio securities. In turn, this could diminish the Fund’s NAV.

Redemption of Senior Securities

In order to permit the Fund to repurchase Common Shares, the borrowing or other indebtedness issued by the Fund, as well as the terms of any Preferred Shares, must either mature by the next Repurchase Request Deadline or provide for their redemption, call or repayment by the next Repurchase Request Deadline without penalty or premium. Although the Fund ordinarily does not expect to redeem any senior security, including Preferred Shares, it may be required to redeem such securities if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner.

DETERMINATION OF NET ASSET VALUE

The price of the Fund’s Common Shares is based on the NAV. The NAV of the Common Shares is calculated by dividing the total assets of the class, less the liabilities of the class, by the number of shares outstanding of the class. The Fund’s NAV is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern time. The NAV will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect the NAV of the Fund’s Common Shares.

The Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Directors. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair value pricing can reduce an investor’s ability to profit by estimating each affected Fund’s NAV in advance of the time the NAV is calculated. The Fund’s investments in smaller or medium capitalization companies and certain debt securities are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. It is anticipated that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

DISTRIBUTIONS

Once we are fully invested and to the extent we receive income, we intend to make quarterly cash distributions of our net investment income to common stockholders. In addition, on an annual basis, we intend to distribute capital gains realized during the fiscal year. For federal income tax purposes, we are required to distribute substantially all of our net investment income and tax-exempt income (reduced by certain disallowed expenses) each year both to avoid federal income tax on our distributed taxable income and to avoid a potential excise tax. If our ability to make distributions on our common stock is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders. See “Tax Considerations.” We intend to pay stockholders at least annually all or substantially all of our net investment income and realized capital gains.

Various factors will affect the level of our income, such as our asset mix, security mix and covered call option overlay strategy. To permit us to maintain a more stable distribution, we may from time to time distribute less than the entire amount of income earned in a particular quarterly period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by us for any particular quarterly period may be more or less than the amount of income actually earned by us during that period. Undistributed income will add to our net asset value and, correspondingly, distributions from undistributed income will deduct from our net asset value. If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our DRIP, distributions will be automatically reinvested in additional common stock under the DRIP unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. See “Automatic Distribution Reinvestment Plan.”

AUTOMATIC DISTRIBUTION REINVESTMENT PLAN

Pursuant to the Fund’s distribution reinvestment plan (“DRIP” or the “Plan”), all Common Shareholders will have all distributions, including any capital gain distributions, reinvested automatically in additional Common Shares by          , as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Common Shares received under the Plan will be issued to you at their NAV on the ex-distribution date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that distribution or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested distributions are taxed in the same manner as cash distributions. See “Tax Considerations.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent. The Plan Agent may be contacted at                     or by mail at          .

DESCRIPTION OF SECURITIES

The information contained under this heading is only a summary and is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

Common Stock

General. Our Charter authorizes us to issue up to 1,000,000,000 shares of common stock, $0.001 par value per share, all of which is currently classified as Institutional Class I Common Shares (“Common Shares” or “Class I Shares”). The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and the 1940 Act. In addition, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.

All common stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock have equal distribution, liquidation and other rights. The Fund may offer multiple classes of common stock, which may be subject to differing fees and expenses. Distributions may vary among the classes as a result of the different fee structure of the classes.

Limitations on Distributions. If any shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated distributions on preferred stock and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

If any senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.

Liquidation Rights. Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including any preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up would be subordinated to the rights of holders of any preferred stock or senior securities representing indebtedness.

Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. Our Charter provides that, in the event that the Board of Directors determines that any matter affects only one or more classes of common stock, only the holders of the affected classes will be entitled to vote on the matter. The presence of the holders of shares of stock entitled to cast a majority of the votes entitled to be cast (without regard to class) will constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to the 1940 Act, holders of preferred stock will have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Preferred Stock

General. Our Charter authorizes the issuance of up to 1,000,000,000 shares of preferred stock, $0.001 par value per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and under the 1940 Act. In addition, our Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series.

Distributions. Holders of any preferred stock will be entitled to receive cash distributions, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. The prospectus for any preferred stock will describe the distribution payment provisions for those shares. Distributions so declared and payable will be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock.

Limitations on Distributions. If we have senior securities representing indebtedness outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

Liquidation Rights. In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. Preferred stock ranks junior to our debt securities upon liquidation, dissolution or winding up.

Voting Rights. Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of any preferred stock will have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated distributions on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of any outstanding preferred stock, voting as a separate class, generally will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

CERTAIN PROVISIONS IN OUR CHARTER AND BYLAWS

The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws, which have been filed as exhibits to our registration statement on Form N-2, of which this prospectus forms a part.

Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. Furthermore, these provisions can have the effect of depriving stockholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of us. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.

Board of Directors; Election of Directors

Our Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. As permitted by Maryland law, our Bylaws provide that the Fund is not required to hold an annual meeting of stockholders in any year in which the election of directors is not required under the 1940 Act and the Fund does not intend to hold regular annual meetings of stockholders. Accordingly, directors will be elected to serve indefinite terms between annual meetings of stockholders.

Removal of Directors

Our Charter provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions described below, our Charter provides for approval of Charter amendments by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter provides that (1) our liquidation or dissolution, or any merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that requires the approval of our stockholders under the Maryland General Corporation Law, (2) certain transactions between us and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of our voting power in the election of directors, (3) any amendment to our charter that would convert us from a closed-end investment company to an open-end investment company or otherwise make our common stock a redeemable security and (4) any amendment to certain provisions of our charter, including the provisions relating to the number, qualifications, classification, election and removal of directors, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of our Continuing Directors (defined below), in addition to approval by the full Board, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions with a group described above, by the vote, if any, of the stockholders required by applicable law. The “Continuing Directors” are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of Continuing Directors then on the Board and (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Directors and discourage proxy contests for control of the Board by persons wishing to cause such transactions to take place.

Our Charter and Bylaws provide that the Board of Directors has the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Stockholder-Requested Special Meetings

Our Bylaws provide that special meetings of stockholders may be called by the Board of Directors and certain of our officers. In addition, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Action by Stockholders

Under Maryland law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting.

TAX CONSIDERATIONS

The discussion below and certain disclosure in the SAI provide a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Common Shares of the Fund. Unless otherwise noted, the following discussion applies only to U.S. shareholders that hold the Common Shares as capital assets. For these purposes, a U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in Common Shares. This discussion is based upon provisions of the Code, and regulations, rulings and judicial decisions thereunder as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in United States federal income tax consequences different from those summarized below. This discussion does not represent a detailed description of the United States federal income tax consequences applicable to you if you are subject to special treatment under the United States federal income tax laws, including, without limitation, if you are a dealer in securities or currencies, a financial institution, an insurance company, a partnership or other pass-through entity for United States federal income tax purposes, a real estate investment trust, a tax-exempt organization, a U.S. shareholder whose “functional currency” is not the United States dollar, a trader in securities that has elected the mark-to-market method of accounting for your securities, a person liable for alternative minimum tax, a non-U.S. shareholder, or a person holding Common Shares as part of a hedging, integrated or conversion transaction, constructive sale or a straddle.

This discussion does not contain a detailed description of all the United States federal income tax consequences to you in light of your particular circumstances and does not address the Medicare tax on net investment income or the effects of any state, local or non-United States tax laws. If you are considering the purchase of Common Shares, you should consult your own tax advisors concerning the particular United States federal income tax consequences to you of the purchase, ownership and disposition of Common Shares, as well as the consequences to you arising under other United States federal tax laws and the laws of any other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify each taxable year as a RIC under Subchapter M of the Code, and to satisfy conditions which will enable interest income from municipal securities, which is exempt from federal income tax in the hands of the Fund, to qualify as exempt-interest dividends when distributed to Common Shareholders. To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (generally, its ordinary income and the excess of any net short-term capital gain over net long-term capital loss) and its tax-exempt income (reduced by certain disallowed expenses); (2) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As long as the Fund qualifies as a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income (not taking into account any capital gain or loss) for such calendar year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a nondeductible 4% excise tax on the portion of the undistributed amounts of such income that are less than the required percentages of such distributions. For these purposes, the Fund will be deemed to have distributed any income on which it paid federal income tax.

Taxation of Common Shareholders

The Fund intends to qualify to pay “exempt-interest dividends,” as defined under the Code, to its Common Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state or local obligations described in Section 103(a) of the Code, the Fund will qualify to pay exempt-interest dividends to its Common Shareholders. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund that is attributable to tax-exempt interest on municipal securities and that is so reported by the Fund to its shareholders. The Fund may make investments that generate income that is subject to federal income tax, including derivative instruments whose value relates to municipal securities. The Fund will not be eligible to pay exempt-interest dividends with respect to income it derives from such investments. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax, as discussed below.

Distributions to Common Shareholders by the Fund of ordinary income other than tax-exempt interest (including “market discount” realized by the Fund on the sale of municipal securities), and of net short-term capital gains, if any, realized by the Fund will be taxable to Common Shareholders as ordinary income to the extent that such distributions are paid out of the Fund’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes). Distributions, if any, of net capital gains (including gains realized by the Fund on the sale of municipal securities) that are properly reported by the Fund as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder’s basis in his or her Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund. Common Shareholders receiving distributions in the form of additional Common Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues new Common Shares that are trading at or above net asset value, in which case such Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Common Shareholders) on December 31 of the year in which declared.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities. Such disallowed portion will generally be the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities. A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can report as exempt-interest dividends by the disallowed amount. As a result, income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

In general, the sale or other disposition of Common Shares (except pursuant to a repurchase by the Fund, as discussed below) will result in capital gain or loss to Common Shareholders. A Common Shareholder’s gain or loss generally will be a long-term gain or loss if the Common Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such Common Shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains, as discussed under “Taxes—Distributions” in the SAI) with respect to such Common Shares. In addition, no loss will be allowed on the sale or other disposition of Common Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

The Fund intends to make quarterly offers to repurchase its outstanding Common Shares. Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares or fewer than all Common Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Common Shares or fewer than all of whose Common Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund.

Federal law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal securities, such as bonds issued to make certain loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, will be taxable to Common Shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The Fund will annually supply Common Shareholders with a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between the alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings.

Because the Fund may invest in private activity bonds, the interest on which is not exempt from U.S. federal income tax for investors who are “substantial users” of the facilities financed by such bonds or “related persons” of such “substantial users,” the Fund may not be an appropriate investment for Common Shareholders who are considered either a “substantial user” or a “related person” within the meaning of the Code. Prospective investors should consult their own tax advisors on whether they would constitute “substantial users” or “related persons” before investing in the Fund.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to U.S. federal income tax.

The Code provides that interest on indebtedness incurred or continued to purchase or carry assets such as Common Shares of the Fund is not deductible. Under rules used for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Common Shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Common Shares.

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

The Code provides that every Common Shareholder required to file a tax return must include for information purposes on such tax return the amount of exempt-interest dividends received from the Fund during the taxable year.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

          , will serve as our administrator and provide certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We will pay the administrator a monthly fee computed at an annual rate of            %.

          , will serve as our custodian.

          , will serve as our fund accountant.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, Washington, DC. Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of Venable, LLP, Baltimore, Maryland.

AVAILABLE INFORMATION

We will be subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and will be required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We intend to voluntarily file quarterly stockholder reports. These documents will be available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s Public Reference Room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the Public Reference Room facilities may be obtained by calling the SEC at (202) 551-8090.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our Registration Statement (including amendments, exhibits and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference and other information we have filed electronically with the SEC.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Limitations	1
Repurchase Offer Fundamental Policy	3
Investment Objective and Principal Investment Strategies	4
Management of the Fund	18
Portfolio Transactions	28
Control Persons	29
Determination of Net Asset Value	30
Taxes	31
Proxy Voting Policies	37
Independent Registered Public Accounting Firm	38
Administrator, Custodian and Fund Accountant	38
Additional Information	39
Report of Independent Registered Public Accounting Firm	40
Financial Statements	41
Appendix A - Rating of Investments	A-1

SUBJECT TO COMPLETION
Preliminary Statement of Additional Information dated          , 2018

TORTOISE TAX-ADVANTAGED ESSENTIAL ASSETS INTERVAL FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Tortoise Tax-Advantaged Essential Assets Interval Fund, Inc., a Maryland corporation (the “Fund,” “we,” “us,” or “our”), is a non-diversified, closed-end management investment company that continuously offers Institutional Class I Common Shares (the “Common Shares” or “Class I Shares”) and is operated as an “interval fund.”

This statement of additional information relates to an offering of our common stock and does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated           , 2018. This statement of additional information does not include all information that a prospective investor should consider before purchasing any of our common stock. You should obtain and read our prospectus prior to purchasing any of our common stock. A copy of our prospectus may be obtained without charge from us by calling toll-free at (866) 362-9331. You also may obtain a copy of our prospectus on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

This statement of additional information is dated          , 2018.

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

Investment Limitations	1
Repurchase Offer Fundamental Policy	3
Investment Objective and Principal Investment Strategies	4
Management of the Fund	18
Portfolio Transactions	28
Control Persons	29
Determination of Net Asset Value	30
Taxes	31
Proxy Voting Policies	37
Independent Registered Public Accounting Firm	38
Administrator, Custodian and Fund Accountant	38
Additional Information	39
Report of Independent Registered Public Accounting Firm	40
Financial Statements	41
Appendix A - Rating of Investments	A-1

i

INVESTMENT LIMITATIONS

This section supplements the disclosure in the prospectus and provides additional information on our investment limitations. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of our outstanding voting securities.

Investment limitations stated as a maximum percentage of our assets are applied only immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations are based on a percentage of our total assets (including assets obtained through leverage).

Fundamental Investment Limitations

The following are our fundamental investment limitations set forth in their entirety. We may not:

(1)	issue senior securities or borrow money to purchase additional securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;
(2)	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;
(3)	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4)	concentrate (invest 25% or more of our total assets) our investments in any particular industry or group of industries (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry);

(5)	underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities held in our portfolio;

(6)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein (including real estate investment trusts); and

(7)	purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (1) above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of distributions.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as credit default swaps, the purchase of securities on margin, short sales or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

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Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Section 18(a) of the 1940 Act requires certain actions by the Fund if its asset coverage falls below certain levels. Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund other than senior securities, is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of the Fund’s total assets less all liabilities and indebtedness of the Fund other than senior securities). In addition, the Fund is not permitted to declare any cash distributions or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of the liquidation value of its outstanding preferred stock plus its outstanding liabilities and indebtedness. If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem preferred stock from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%.

The 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act.

With respect to the limitation regarding making loans to other persons set forth in subparagraph (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

With respect to the limitation regarding underwriting the securities of other issuers set forth in subparagraph (4) above, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause a fund to be engaged in the business of underwriting, the policy set forth in subparagraph (4) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

When used with respect to particular shares of the Fund, “majority of the outstanding” means (i) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. Except for the fundamental policies disclosed above and the Fund’s fundamental policy regarding its repurchase offers below, all other policies of the Fund disclosed herein and in the Fund’s prospectus are non-fundamental policies which may be changed by the board of directors of the Fund without shareholder approval.

All other investment policies, except with respect to the Fund’s repurchase offers described below, are considered non-fundamental and may be changed by our Board of Directors (the “Board of Directors” or the “Board”) without prior approval of our outstanding voting securities.

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REPURCHASE OFFER FUNDAMENTAL POLICY

In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers that may be changed only with approval of a majority of the Fund’s outstanding voting securities:

(1)	The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.
(1)	The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time. Rule 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to shareholders of the repurchase offer.

(1)	There will be a maximum fourteen (14) calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value (“NAV”) applicable to the repurchase offer is determined.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The prospectus presents our investment objective and principal investment strategies and risks. This section supplements the disclosure in our prospectus and provides additional information on our investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of our assets are applied only immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our restrictions and policies.

The Fund’s investment objective is to seek to generate attractive total return with an emphasis on tax-advantaged income. There can be no assurance that the Fund will achieve its investment objective. Our Board of Directors may change our investment objective, or any policy or limitation that is not fundamental, without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports).

Under normal circumstances, the Fund will invest primarily in securities and obligations related to essential assets and services (i) issued for projects such as charter schools, student housing, healthcare facilities, human services providers, infrastructure projects, and senior living and other housings and (ii) issued by or on behalf of governmental entities or other qualifying issuers of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ((i) and (ii) collectively, “Municipal-Related Securities”). To the extent the Fund purchases a security issued by or on behalf of an obligor in a municipal-related economic sector (such as education, healthcare, housing, and infrastructure/project finance) it will be considered a Municipal-Related Security. The Fund is not required to invest in all such types of Municipal-Related Securities at all times. As the Fund will be opportunistic in its approach to investing, the Fund expects that a majority of its income will consist of tax-exempt interest for U.S. federal income tax purposes.

The Fund may also invest up to 20% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, and exchange-traded funds (ETFs) to gain exposure to the municipal market.

In addition, the Fund may also invest up to 20% of its total assets in non-Municipal-Related Securities.

Currently, we expect that our investments in directly originated Municipal-Related Securities will consist primarily of unrated securities related to essential industries, such as education, healthcare, industrial infrastructure/project finance and housing.

Under current market conditions, it is anticipated that the Fund will primarily invest in directly originated Municipal-Related Securities. Directly originated Municipal-Related Securities represent obligations of municipal issuers, which may include private non-profit, 501(c)(3), for-profit or governmental entities, structured directly by a single purchaser, or a limited number of institutional purchasers, and the issuer and are typically not rated by credit rating agencies.

Private issuers of municipal securities in the education sector include PreK-12, post-secondary, job training institutions (including private, parochial, charter, vo-tech (vocational and technical), community/junior colleges, and small private colleges and universities). Private issuers of municipal securities in the healthcare sector include senior care and housing, hospitals/medical care providers (including rehab, psychiatric, substance-abuse) and long-term care facilities (including the entire continuum from independent living to assisted living to skilled nursing, palliative care and hospice). Private issuers of municipal securities in the industrial and infrastructure sectors include industrial plants/projects (including solid waste disposal, recycling, and waste-to-energy). Private issuers of municipal securities in the housing sector include seniors, students, affordable (including apartments, multi-family, and single family), military, and mobile-home parks builders and operators.

The Fund may invest in debt securities of any maturity and credit quality but expects to primarily invest in “high yield” Municipal-Related Securities under normal market conditions. High yield Municipal-Related Securities, also commonly referred to as “junk” bonds, are securities rated at the time of investment either BB+, Ba1 or below (or an equivalent rating) by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser to be of comparable credit quality.

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The Fund may, directly or indirectly, use various derivative instruments including, but not limited to, options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit default swaps, interest rate swaps and other swap agreements primarily for hedging and risk management purposes.

Municipal-Related Securities

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt.

Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source and may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, tender option bonds and other forms of municipal bonds and securities.

The municipal securities in which the Fund will invest are generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam), and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), is currently exempt from regular U.S. federal income tax, although the interest may be subject to the federal alternative minimum tax.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation. The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from U.S. federal income tax, as well as from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where the Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

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A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. Under current law, a significant portion of the private activity bond market is comprised of bonds, the interest on which is subject to the federal alternative minimum tax. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax. See “Taxes.”

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Inverse Floating Rate Securities. The Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

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As the holder of an inverse floating rate investment, the Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would only affect the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities. The Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

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Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Tobacco Settlement Bonds. Included in the general category of municipal securities described in the Prospectus are “tobacco settlement bonds.” The Fund may invest up to 10% of its Managed Assets in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Debt Securities

Debt securities represent an interest in a borrower’s indebtedness. Different types of debt securities provide different terms for the payment of principal and interest and priority in the event of an issuer’s default or bankruptcy. Prices of debt securities fluctuate for several reasons, including in response to changes in market interest rates and changes, or perceived changes, in the creditworthiness of the borrower.

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Corporate Bonds and Notes. Our investments in corporate debt securities may include corporate bonds and notes. Corporate bonds and notes are debt securities issued by U.S. and non-U.S. businesses to borrow money from investors for a variety of reasons, including to finance operations, provide working capital, refinance existing debt, engage in acquisitions, pay distributions or finance stock buy-backs or recapitalize. The issuer of a bond or note pays the investors a fixed, variable or floating rate of interest and normally must repay the amount borrowed on or before a stated maturity date. Certain bonds and notes in which we may invest may be convertible into equity securities of the issuer or its affiliates. We may invest in corporate bonds and notes of any credit quality. The corporate bonds and notes in which we invest will typically be unsecured but may be secured by a lien on specified assets of the issuer and/or its affiliates. Any such lien may be subordinated to liens securing the issuer’s senior debt. The corporate bonds or notes in which we invest may pay interest in cash or in kind. With respect to payment-in-kind securities, the issuer pays interest in the form of additional securities rather than cash.

The investment return of a corporate bond or note reflects the interest payments received and changes in the market price of the bond or note during the holding period. The market price of a corporate bond or note may be expected to rise and fall inversely with market interest rates generally and in response to actual or perceived changes in the creditworthiness of the issuer. Because of the wide range of types and maturities of corporate bonds and notes, as well as the range of creditworthiness of their issuers, the risk-return profiles of corporate bonds and notes vary widely. For example, notes issued by a large established corporation that is rated investment grade may offer a modest return but carry relatively limited risk. On the other hand, a long-term bond issued by a smaller, less established corporation that is rated below investment grade may have the potential for relatively large returns but carries a relatively high degree of risk.

Bank Loans and Loan Participations. Our investments in corporate debt securities may include investments in senior and subordinated bank loans to U.S. and non-U.S. businesses. Companies may borrow money from banks for a variety of reasons, including those set forth above under “Corporate Bonds and Notes.” The borrower under a bank loan typically pays interest at rates that are determined periodically on the basis of a floating base lending rate, commonly the London Interbank Offered Rate (“LIBOR”), plus a spread, during the term of the loan. The amount borrowed under a bank loan is typically repaid during the term of the loan in accordance with an agreed amortization schedule, but certain bank loans may permit interest-only payments during all or a portion of the loan term.

The bank loans in which we invest will generally be secured by a lien on specified assets of the borrower and/or its affiliates. Senior loans occupy the highest position in the borrower’s capital structure and entitle the lender to a first-priority lien on the collateral securing the loan. The lien securing a subordinated loan is contractually subordinated to the rights of the borrower’s senior lenders. The terms governing bank loans typically impose restrictive covenants on the borrower intended to protect the economic interest of the lender.

We may invest in bank loans through assignments, whereby we assume the position of the lender to the borrower, or loan participations, whereby we purchase all or a portion of the economic interest in a loan. The purchaser of a loan participation typically has a contractual relationship with the lender selling the participation but not with the borrower and will generally have rights that are more limited than the rights of a lender or of a person who acquires a loan by assignment.

The investment return of a bank loan or loan participation reflects the interest payments received and changes in the market price of the loan or participation during the holding period. Similar to corporate bonds and notes, the market price of a bank loan or loan participation may be expected to rise and fall inversely with market interest rates generally and in response to actual or perceived changes in the creditworthiness of the issuer. However, the floating-rate feature of many bank loans serves to lower the loans’ effective duration and prevent significant price fluctuations in response to changes in market interest rates.

High Yield and Unrated Securities. The debt securities in which we invest generally will be high yield debt securities, which are commonly referred to as “junk” bonds and are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These securities will be rated below investment grade at the time of investment by at least one nationally recognized statistical rating organization (“NRSRO”) or deemed to be of comparable quality by our Adviser. The directly originated municipal securities in which we invest generally will be unrated debt securities. In addition, certain of the corporate debt securities in which we invest may be unrated. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their debt securities. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by our Adviser to determine whether to purchase, hold or sell unrated debt securities.

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Variable- and Floating-Rate Securities. Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as based on a change in the prime rate. We may invest in floating-rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or U.S. Treasury (“Treasury”) bill rate. The interest rate on a floater resets periodically, typically every three to six months. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the market value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. We also may invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

When-Issued and Delayed-Delivery Securities. We may purchase securities on a when-issued or delayed-delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The prices of these securities are subject to market fluctuations. For debt securities, no interest accrues to us until a settlement takes place. At the time we make a commitment to purchase securities on a when-issued or delayed-delivery basis, we will record the transaction and reflect the market prices of the securities when determining our net asset value. At the time of settlement, a when-issued or delayed-delivery security may be valued below the amount of its purchase price.

In connection with these transactions, we will earmark or maintain a segregated account with our custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, we will meet our obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. When-issued and delayed-delivery transactions may allow us to hedge against changes in interest rates.

Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments but are sold at a discount from their face value. The purchaser recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as on market interest rates, the liquidity of the security and the issuer’s actual or perceived creditworthiness. Because zero-coupon securities bear no interest, their prices typically fluctuate more than the prices of other types of debt securities.

U.S. Government Obligations. We may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.

Agency Obligations. We may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”), commonly known as “Sallie Mae.” Some of these obligations, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.

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Restricted Securities, Including Securities of Private Companies

Restricted securities, including Rule 144A securities and securities of private companies, are subject to statutory and/or contractual restrictions on resale. However, such securities may be sold in private transactions with a limited number of purchasers or in public offerings registered under the Securities Act. Restricted securities include (1) registered securities of public companies subject to a lock-up period, (2) unregistered securities of public companies with registration rights, (3) unregistered securities of public companies that become freely tradable with the passage of time, and (4) unregistered securities of private companies. A registered security subject to such a lock-up period will no longer be considered a restricted security upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a restricted security when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a restricted security upon the elapse of the requisite time period.

We will typically make our private investments in directly structured transactions. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct investments because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. These securities may not be listed for trading on any securities exchange and may not be eligible for resale under Rule 144A. In many cases, we will likely be able to sell our private investments only in private transactions with another investor or group of investors.

Derivatives

General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the U.S. Commodities Futures Trading Commission (the “CFTC”) and the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule 4.5 of the regulations under the Commodity Exchange Act (the “CEA”), the Fund is not subject to regulation as a commodity pool under the CEA. A call option on a security is a contract that gives the holder of such option the right to buy the security underlying the option from the writer of such option at a specified price (the exercise price) at any time during the term of the option. At the time the call option is written, the writer of the call option receives a premium from the buyer.

Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund’s records in the amount prescribed. Securities segregated on the Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Options. The Fund may purchase put and call options on currencies or securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

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As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price. An American style put or call option may be exercised at any time during the option exercise period while a European style put or call option may be exercised only upon expiration. A Bermudan style put or call option may be exercised at any time on fixed dates occurring during the term of the option. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options, no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund may sell futures as an offset against the effect of expected declines in securities prices and purchase futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” under the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be “short” under the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

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Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security At the expiration of a security futures contract that is settled through physical delivery, a person who is “long” under the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is “short” under the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Other security futures contracts are settled through cash settlement. In this case, the underlying securities are not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

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In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates, where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and may be structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party unless otherwise agreed by the parties. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets on the Fund’s records with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Fund’s records with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

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The Fund will monitor any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory investment and tax requirements.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including distributions, will not exceed the interest that the Fund will be committed to pay under the swap.

Derivatives Legislation and Regulatory Risk

The enforceability of agreements governing hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. New or amended regulations may be imposed by the CFTC, the SEC, the Federal Reserve, the European Union or other financial regulators, other governmental or intergovernmental regulatory authorities or self-regulatory organizations that supervise the financial markets, and could adversely affect the Fund. In particular, the CFTC and the SEC are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of statues and rules by these regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes and regulations. For instance, the Dodd-Frank Act could have an adverse effect on the Fund’s ability to use derivative instruments. The Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, documentation, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct, margin requirements and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking and clarifications, and thus the Dodd-Frank Act’s ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund), increase the costs of using certain instruments (for example, by increasing margin, capital or reporting requirements) and/or make them less effective. In particular, new margin requirements and capital charges, even when not directly applicable to the Fund, may increase the pricing of derivatives transacted by the Fund. New exchange trading and trade reporting requirements and position limits may lead to changes in the liquidity of derivative transactions, or higher pricing or reduced liquidity in the derivatives markets, or the reduction of arbitrage opportunities for the Fund. Limits or restrictions applicable to the counterparties with which the Fund’s engages in derivative transactions could also limit the ability of the Fund from using these instruments, affect the pricing or other factors relating to these instruments or may change the availability of certain investments. As a result, these changes could make it difficult for the Fund to execute its investment strategy.

In December 2012, the CFTC issued a final rule requiring certain credit default swaps and interest rate swaps to be centrally cleared, which is applicable to all swap counterparties not eligible for certain narrowly-defined exemption or exceptions. Where the Fund enters into certain swaps subject to mandatory clearing, it may be required to execute such swaps on a registered designated contract market or swap execution facility. Such clearing requirements may affect the Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements). Clearing mandates with respect to other types of derivative instruments have not yet been issued by the applicable regulators, but could have additional impact on the Fund’s ability to use such instruments as part of its investment strategy. In addition, certain foreign jurisdictions may also impose clearing requirements or expand existing clearing requirements that could apply to the Fund’s transactions with non-U.S. entities.

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Furthermore, on December 15, 2015, the CFTC approved a final rule, which became effective in April 2016, but with later implementation dates as specified below, governing margin requirements for uncleared swaps entered into by registered swap dealers and major swap participants who are not supervised by the prudential regulators, referred to as “covered swap entities.” The final rule generally requires covered swap entities, subject to certain thresholds and exemptions, to collect and post margin in respect of uncleared swap transactions with other covered swap entities and financial end-users. In particular, the final rule requires covered swap entities and financial end-users having “material swaps exposure,” defined as an average aggregate daily notional amount of uncleared swaps exceeding a certain specified amount, to collect and/or post (as applicable) a minimum amount of “initial margin” in respect of uncleared swaps, subject to a phase-in schedule until September 1, 2020, when the average aggregate daily notional amount will thenceforth be $8 billion as calculated from June, July and August of the previous calendar year. In addition, the final rule requires covered swap entities entering into uncleared swaps with other covered swap entities or financial-end-users, regardless of swaps exposure, to post and/or collect (as applicable) “variation margin” in reflection of changes in the mark-to-market value of an uncleared swap since the swap was executed or the last time such margin was exchanged. The implementation date for variation margin requirements is March 1, 2017, subject to no-action relief to delay, until September 1, 2017, for full compliance. Such regulations could increase the cost of and limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

In addition to U.S. laws and regulations relating to derivatives, certain non U.S. regulatory authorities, such as those in the European Union, have passed or proposed, or may propose in the future, legislation similar to that imposed by the Dodd-Frank Act. The regulatory changes in the European Union will impact a broad range of counterparties, both outside and within the European Union, and are expected to potentially increase the cost of transacting derivatives the Fund (particularly with banks and other dealers directly subject to such regulations).

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

The risks and effect of settlements in the ordinary course on the Fund’s net asset value are not the same as the risks and effect of when-issued and forward commitment securities.

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The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

Temporary Investments and Defensive Investments

Pending investment of the proceeds of this offering (which we expect may take up to approximately three to six months following the closing of this offering), we may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. The yield on these securities may be lower than the returns on equity securities or yields on lower rated debt securities. In addition, we may invest a portion of our assets, which may be significant, in these securities. To the extent we invest in these securities for defensive purposes, we may not achieve our investment objective.

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MANAGEMENT OF THE FUND

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. The names, ages and addresses of each of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Leawood, Kansas 66211.

Other Public
	Position(s) Held with		Number of	Company
	Company, Term of	Principal	Portfolios in Fund	Directorships Held
	Office and Length of	Occupation During	Complex Overseen	During the Past Five
Name And Age	Time Served	Past Five Years	by Director/Officer(1)	Years
Independent Directors

Interested Directors and Officers(1)
____________________

(1)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” of ours within the meaning of the 1940 Act.

Each director was selected to join our Board of Directors based upon his or her character and integrity, his or her experience in an industry or field relevant to service as a director of the Fund and his or her willingness and ability to serve and commit the time necessary to perform the duties of a director. In addition, as to each director other than          , his or her status as not being an “interested person” as defined in the 1940 Act, and, as to          , his or her role with our Adviser, was an important factor in selection as a director. No factor was by itself controlling.

In addition to the information provided in the table above, each director possesses the following attributes that were considered when selecting such director to join our Board of Directors:          .

          serves as Chairman of the Board of Directors of the Fund.          is an “interested person” of the Fund within the meaning of the 1940 Act. The appointment of          as Chairman reflects the Board of Director’s belief that his experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board of Directors with insight into the Fund’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors.           serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the four directors who are not “interested persons” of ours within the meaning of the 1940 Act (“Independent Directors”), serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and the Fund’s management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of the Fund’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

The Board of Directors currently has four standing committees: (i) the Executive Committee; (ii) the Audit and Valuation Committee; (iii) the Nominating and Governance Committee; and (iv) the Compliance Committee. Currently, all of the non-interested directors,          , are the only members of each of these committees, except for the Executive Committee.

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We have an executive committee (the “Executive Committee”) consisting of          Independent Director and “interested person” of the Fund within the meaning of the 1940 Act. The Executive Committee has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. The Executive Committee currently consists of          .          is an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act. In the absence of either member of the Executive Committee, the remaining member is authorized to act alone. Because the Fund has not commenced operations, the Executive Committee has not met.

We have an audit and valuation committee (the “Audit and Valuation Committee”) consisting of          Independent Directors. Our Audit and Valuation Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Fund’s link on our Adviser’s website (http://www.tortoisecredit.com) and in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Audit and Valuation Committee: (i) approves and recommends to the Board the selection, retention or termination of the independent registered public accounting firm (“auditors”); (ii) approves services to be rendered by the auditors and monitors the auditors’ performance; (iii) reviews the results of the Fund’s audit; (iv) determines whether to recommend to the Board that our audited financial statements be included in the Fund’s Annual Report; and (v) responds to other matters as outlined in the Committee Charter. Each member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Fund as defined in the 1940 Act. The Audit Committee members are          . The Board of Directors has determined that          are each an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements,          has a Ph.D. in Finance. Because the Fund has not commenced operations, the Audit and Valuation Committee has not met.

We have a nominating and governance committee (the “Nominating Committee”) that consists exclusively of          the          Independent Directors. Our Nominating Committee operates under a written charter adopted and approved by the Board, a current copy of which is available at the Fund’s link on our Adviser’s website (http://www. tortoisecredit.com). The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. The Nominating Committee will consider stockholder recommendations for nominees for membership to the Board          so long as such recommendations are made in accordance with our Bylaws. Nominees recommended by stockholders in compliance with our Bylaws will be evaluated on the same basis as other nominees considered by the Nominating Committee. Our Bylaws require all nominees for directors, at the time of nomination, (1) to be at least 21 and less than 75 years of age and have substantial expertise, experience or relationships relevant to the business of the Fund, or (2) to be a current director of the Fund that has not reached 75 years of age. The Nominating Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Nominating Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director. The Nominating Committee members are          . Because the Fund has not commenced operations, the Nominating Committee has not met.

We also have a compliance committee (the “Compliance Committee”) that consists exclusively of          Independent Directors. Our Compliance Committee operates under a written charter adopted and approved by the Board. The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with our Code of Ethics; and handles other matters as the Board or committee chair deems appropriate. The Compliance Committee members are          . Because the Fund has not commenced operations, the Compliance Committee has not met.

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The Board of Directors’ role in our risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, our operations. In line with this oversight responsibility, the Board of Directors will receive reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on our business operations, investment performance or reputation, but relies upon our management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from our management regarding our investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the our Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding our policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee regularly meets with our independent public accounting firm to review, among other things, reports on our internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve our goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

Directors and officers who are interested persons of ours will receive no salary or fees from us. For the 2018 fiscal year, each Independent Director will receive from us an annual retainer in an amount to be determined following this offering and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board or Audit Committee attended in person (or $1,000 for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting), and an additional $1,000 for each other committee meeting attended in person or telephonically. No director or officer is entitled to receive pension or retirement benefits from us.

Because the Fund has not yet commenced operations, none of the directors own Fund shares as of the date of this statement of additional information. The following table sets forth the dollar range of equity securities beneficially owned by each director in all funds overseen by the director as of          .

Aggregate Dollar Range of
Equity Securities in all
Registered Investment
	Aggregate Dollar Range of	Companies Overseen by
	Fund Securities Beneficially	Director in Family of
Name of Director	Owned By Director*	Investment Companies
Independent Directors
—
Interested Directors
—
____________________

*	As of , the officers and directors of the Fund, as a group, owned less than 1% of any class of the Fund’s outstanding shares of stock.

Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision that limits present and former directors’ and officers’ liability to the Registrant and its stockholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the 1940 Act.

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Our Articles of Incorporation (the “Charter”) authorizes, to the maximum extent permitted by Maryland law and the 1940 Act, us to indemnify any present or former director or officer or any individual who, while a director or officer of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law to indemnify any present or former director or officer or any individual who, while a director of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of ours or a predecessor of ours.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Investment Adviser

We have entered into an investment advisory agreement with Tortoise Credit Strategies, LLC, a registered investment adviser, pursuant to which it will serve as our investment adviser (the “Advisory Agreement”).

The principal business address of our Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Adviser specializes in actively managing portfolios of investments in essential assets. Our Adviser was formed in 2015 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments.

Our Adviser also serves as investment adviser to Tortoise Select Income Bond Fund.

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Our Adviser is wholly-owned by Tortoise Investments, LLC (“Tortoise Investments”). Through its family of companies, including the Adviser, Tortoise Investments provides investors access to essential assets and essential income solutions. Tortoise Investments’ business is rooted in more than a decade of leadership and expertise in essential asset and income investing offered through a variety of vehicles. Over time, Tortoise Investments has enhanced and expanded its innovative product offerings, while staying true to its quality approach and focus. Tortoise, through its family of registered investment advisers, had approximately $20.2 billion assets under advisement as of September 30, 2017.

In addition to portfolio management services, our Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Advisory Agreement, we will pay our Adviser a fee for its investment management services equal to an annual rate of          % of our average monthly total assets. Total assets includes any assets obtained through leverage.

Although the Fund does not currently intend to utilize leverage, because the management fees paid to our Adviser are based upon a percentage of our total assets, fees paid to our Adviser are higher when we are leveraged; thus, our Adviser will have an incentive to leverage us. Our Adviser intends to leverage us only when it believes it will serve the best interests of our stockholders. Our average monthly total assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of total assets during a given calendar quarter. The fees are payable for each calendar quarter within five (5) days of the end of that quarter.

The Advisory Agreement provides that we will pay all expenses other than those expressly stated to be payable by our Adviser, which expenses payable by us will include, without implied limitation: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of our Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) our registration under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements entered into on our behalf, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our shares, including expenses of conducting tender offers for the purpose of repurchasing our shares, (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset value), (14) fees, expenses and disbursements of transfer agents, distributions and interest paying agents, stockholder servicing agents and registrars for all services to us, (15) compensation and expenses of our directors who are not members of our Adviser’s organization, (16) pricing and valuation services employed by us, (17) all expenses incurred in connection with leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock, (18) all expenses incurred in connection with offerings of our common and preferred stock and debt securities, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

The Advisory Agreement provides that our Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, our Adviser will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Adviser’s willful misconduct, bad faith or gross negligence or disregard by our Adviser of our Adviser’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of our Adviser’s obligations under the Advisory Agreement.

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The Advisory Agreement has a term ending on the second anniversary of this offering and may be continued from year to year thereafter as provided in the 1940 Act. The Advisory Agreement will be submitted to the Board of Directors for renewal each year following its initial term. The Advisory Agreement will continue from year to year, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of our outstanding voting securities. In addition, after its initial term, the Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. The Advisory Agreement may be terminated by our Adviser or us, without penalty, on sixty (60) days’ written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.

Management Fees Waived

Pursuant to an Expense Limitation and Reimbursement Agreement, through      , the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed      % of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than        % of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) any service fee, (iii) any distribution fee, (iv) brokerage costs, (v) distribution/interest payments (including any distribution payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser).

Municipal Investment Committee (“MIC”)

The MIC will oversee the construction and investment of all municipal-related portfolios as well as evaluate the municipal market environment for the purpose of making recommendations pertaining to portfolio strategies, themes and risk characteristics. As such, the MIC will review the overall investment process, procedures and practices necessary to ensure the portfolios are in compliance with portfolio investment guidelines, company investment outlooks and regulatory requirements. The MIC will also be responsible for approving, reviewing and monitoring the investment activities and allocations (pursuant to Adviser’s allocation policy) of all municipal direct originations. The members of the MIC have the following years of experience: Brad Beman–30 years; Garey Fuqua–23 years; Michael Sanchez–27 years; Jeremy Goff–13 years.

Investment Team

Subject to the oversight of our Board of Directors and pursuant to the Advisory Agreement, an investment team consisting of portfolio managers and analysts of our Adviser is responsible for approving executing investment decisions as well as managing and monitoring investments with respect to the portion of our investment portfolio managed by our Adviser. While responsibility for monitoring, review and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach. The members of the investment team have the following years of experience: Garey Fuqua—23 years; Michael Sanchez–27 years; Sandra Matthews–19 years; Osaze Romany–5 years.

The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each member of our Adviser’s investment team as of          , 2018.

Fee Total Assets
			Number of	of Accounts
			Accounts	Paying a
	Number of	Total Assets of	Paying a	Performance
Name of Manager	Accounts	Accounts	Performance	Fee
Garey Fuqua
Registered investment companies
Other pooled investment vehicles
Other accounts
Michael Sanchez
Registered investment companies
Other pooled investment vehicles
Other accounts
Sandy Matthews
Registered investment companies
Other pooled investment vehicles
Other accounts
Osaze Romany
Registered investment companies
Other pooled investment vehicles
Other accounts

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Our Adviser’s investment team members do not receive any direct compensation from the Fund or any other of the managed accounts reflected in the table above. Our Adviser’s compensation strategy is to offer competitive earnings for like positions in the investment adviser industry. Mr. Fuqua has entered into an employment agreement with our Adviser and receives a base salary for the services he provides and is also eligible for an annual cash bonus. The annual cash bonus is discretionary and based on the services they provide to the organization (individual performance) and the financial performance (pre-tax earnings) of our Adviser. Our Adviser’s earnings are based in part on the value of assets held in the Fund’s portfolio. Because the Fund has not commenced operations, none of Messrs. Fuqua, Sanchez or Romany or Ms. Matthews beneficially own any security issued by the Fund as of the date of this statement of additional information.

Conflicts of Interest

Common Shareholders should be aware that there will be occasions when the Adviser may encounter potential conflicts of interest in connection with the Fund. If any matter arises that the Adviser determines in its good faith judgment constitutes an actual conflict of interest, the Adviser may take such actions as it determines may be necessary or appropriate, within the context of the Advisory Agreement, to ameliorate the conflict. There can be no assurance that the Adviser will identify or resolve all conflicts of interest in a manner that is favorable to the Fund. The following discussion enumerates certain potential conflicts of interest, which should be carefully evaluated before making an investment in the Fund.

Other Fees. The Adviser and its affiliates may be entitled to receive cash and non-cash commitment, break-up, monitoring, directors’, organizational, set-up, advisory, investment banking, underwriting, syndication and other similar fees in connection with the purchase, monitoring or disposition of investments or from unconsummated transactions, including warrants, options, derivatives and other rights in respect of securities owned by the Fund. The Common Shareholders will not receive any benefit from fees that are (i) paid to the Adviser or any of its affiliates from an issuer in which the Fund or another Tortoise investment fund has an interest and (ii) applied in whole or in part to offset management fees payable by holders in such other Tortoise investment fund, and such fees will not offset any management fees payable by Common Shareholders.

Moreover, Tortoise and its personnel may receive certain intangible and/or other benefits and/or perquisites arising or resulting from their activities on behalf of the Fund which will also not be subject to any offset against the management fee or otherwise shared with the Fund, its Common Shareholders and/or the Issuers. For example, airline travel or hotel stays incurred as Fund expenses typically result in “miles” or “points” or credit in loyalty/status programs, and such benefits and/or amounts will, whether or not de minimis or difficult to value, inure exclusively to Tortoise and/or such personnel (and not the Fund, its Common Shareholders and/or the issuers) even though the cost of the underlying service is borne by the Fund and/or the issuers.

Other Activities of Management. Tortoise personnel (including investment team members of the Adviser and members of the MIC) will devote such time as shall be reasonably necessary to conduct the business affairs of the Fund in an appropriate manner. Tortoise personnel will work on the business and operation of Tortoise and other projects, including Tortoise’s other investment funds, managed accounts and other vehicles, and, therefore, conflicts exist in the allocation of resources in connection with such other activities, including due to Tortoise’s internal policies such as policies with regards to information barriers and compliance with applicable law and regulation. The Fund will have no interest in other investments, funds, vehicles, accounts or other matters and it is possible that the investments held by such funds, vehicles and accounts may be in competition with those of the Fund. In this regard, for example, portfolio managers and members of the MIC of the Adviser devote a substantial amount of their business time to the affairs of Tortoise other funds and operations.

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Allocation of Investment Opportunities with Other Vehicles; Conflicting Fiduciary Duties to Other Collective Investment Vehicles. As a general matter, there can be no assurances that all investment opportunities identified by or suitable for Tortoise investment funds, vehicles and managed accounts will be made available to the Fund. Tortoise is able to make certain private investments outside the Fund. Consistent with the foregoing, Tortoise expects, from time to time, to be presented with investment opportunities that fall within the investment objective of the Fund and other Tortoise-sponsored investment funds, vehicles and accounts, joint ventures and similar partnerships or arrangements including, without limitation, co-invest funds, any successor fund to the Fund and registered investment companies, in each case, whether now existing or established in the future (collectively, “Other Tortoise Accounts”), and in such circumstances, Tortoise will allocate such opportunities (including any related co-investment opportunities) to the Fund and Other Tortoise Accounts (including, without limitation, an allocation of 100% of such an opportunity to such Other Tortoise Accounts) on a basis that Tortoise determines in its sole discretion to be fair and reasonable in accordance with Tortoise’s allocation policy and procedures. In this regard, Tortoise currently serves as investment adviser for Other Tortoise Accounts with investment objectives that overlap with the Fund’s investment objective, and Tortoise may establish additional Other Tortoise Accounts with investment objectives, mandates and policies that are substantially similar to those of the Fund. Tortoise may allocate investment opportunities to such Other Tortoise Accounts, and such Other Tortoise Accounts may compete with the Fund for specific transactions.

Tortoise may give advice and recommend securities to, or buy or sell securities for, the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, Other Tortoise Accounts, even though their investment objectives may be the same as, or similar to, the Fund’s objectives.

From time to time, Tortoise may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to Common Shareholders through one or more product structures. Such accounts may also serve the purpose of establishing a performance record for the strategy. Tortoise’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. Tortoise has adopted various policies to mitigate these conflicts, including policies that require Tortoise to avoid favoring any account. Tortoise’s policies also require transactions in proprietary accounts to be placed after client transactions.

Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Tortoise Accounts. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act, the Fund may co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Fund one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise. In addition, the Adviser is seeking an exemptive order from the SEC that will permit the Fund to co-invest with Other Tortoise Accounts; there is no assurance, however, that the relief will be granted. Prior to obtaining exemptive relief, the Adviser intends to co-invest alongside Other Tortoise Accounts only in accordance with existing regulatory guidance.

Investments in Which Another Tortoise Fund Has a Different Principal Investment. Subject to the limitation of the 1940 Act, the Fund may make investments in issuers in which Tortoise-affiliated investment funds, vehicles or separately managed accounts have or are concurrently making a different principal investment at the time of the Fund’s investment, and investment funds that have been or may be formed by Tortoise may invest in issuers in which the Fund has made an investment. In such situations, the Fund and such other Tortoise-affiliated investment funds may have conflicting interests (e.g., over the terms of their respective investments). If the issuer in which the Fund holds a debt investment and in which a Tortoise affiliate has a different principal investment becomes distressed or defaults on its obligations under such investment, the Fund will be limited in what actions it can take. In that regard, actions may be taken for the other Tortoise entities that are adverse to the Fund. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among the potential Common Shareholders and the respective terms thereof. There can be no assurance that the return on the Fund’s investments will be equivalent to or better than the returns obtained by the other affiliates participating in the transaction. It is possible that in a bankruptcy, insolvency or similar proceeding the Fund’s interest may be subordinated or otherwise adversely affected by virtue of the involvement and actions of an affiliate of Tortoise relating to its investment.

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Personnel. The Adviser and its affiliates from time to time hire short-term or long-term personnel (or interns) who may be relatives of or are otherwise associated with an investor, issuer or a service provider. Although reasonable efforts are made to mitigate any potential conflicts of interest with respect to each particular situation, there is no guarantee that the Adviser can control for all such potential conflicts of interest, and there may continue to be an ongoing appearance of a conflict of interest.

Tortoise Policies and Procedures. Policies and procedures implemented by Tortoise from time to time (including as may be implemented in the future) to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Tortoise’s areas of operation or expertise that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. As a consequence, information, which could be of benefit to the Fund, might become restricted to certain businesses units within Tortoise and otherwise be unavailable to the Fund. Tortoise may implement certain policies and procedures that may reduce the positive synergies that Tortoise seeks to cultivate across its businesses. Additionally, the terms of confidentiality or other agreements with or related to companies in which Tortoise has made or has considered making an investment or which is otherwise an advisory client of Tortoise may restrict or otherwise limit the ability of the Fund and/or its issuers and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such Issuers. Tortoise may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although may be intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Valuation Matters. The fair value of all investments, of property received in exchange for any Investments, assets and liabilities will be determined by the Adviser in accordance with the Fund’s Fair Valuation Policy and Procedures. Accordingly, the carrying value of an investment may not reflect the price at which such investment could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. Valuations are subject to determinations, judgments and opinions and other third parties or Common Shareholders may disagree with such valuations. The valuation of investments will affect the amount of management fees payable to the Adviser.

Additional Potential Conflicts. The officers, directors, members, managers and employees of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or otherwise determined from time to time by the Adviser. For the avoidance of doubt, the Fund may sell investments to any third party, including Common Shareholders in the Fund and other Common Shareholders in investment vehicles managed or sponsored by Tortoise.

Service Providers. Certain service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, investment or commercial banking firms and certain other advisors and agents) to the Fund, Tortoise or their issuers provide goods or services to or have business, personal, political, financial or other relationships with Tortoise. Such service providers may be Common Shareholders in the Fund, affiliates of the Adviser, sources of investment opportunities or co-Common Shareholders or counterparties therewith. These relationships may influence the Adviser in deciding whether to select or recommend such a service provider to perform services for the Fund or an issuer (the cost of which will generally be borne directly or indirectly by the Fund or such issuer, as applicable).

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Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider will generally be allocated to service providers on the basis of the Adviser’s judgment as to best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services that the Adviser believes to be of benefit to the Fund. In certain circumstances, advisors and service providers, or their affiliates, may charge different rates or have different arrangements for services provided to Tortoise, the Adviser or their affiliates as compared to services provided to the Fund and its issuers, which may result in more favorable rates or arrangements than those payable by the Fund or such issuers.

Code of Ethics

We and our Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act (collectively, the “Codes of Ethics”), which is applicable to officers, directors and designated employees of ours, our Adviser. Subject to certain limitations, the Codes of Ethics permit those officers, directors and designated employees (“Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as ours. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. The Codes of Ethics are also available on our Adviser’s website at http://www. tortoisecredit.com.

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PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

Our Adviser is responsible for decisions to buy and sell securities for us, broker-dealer selection, negotiation of brokerage commission rates and management of our covered call strategy. Our Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Adviser will initially consider its ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the quality of execution and custodial services. The determinative factor is not necessarily the lowest possible transaction cost, but whether the transaction represents the best qualitative execution for us. Our Adviser periodically evaluates the execution performance of brokers executing its transactions. Our Adviser does not adhere to any rigid formulas in making the selection of the applicable broker-dealer, but weighs a combination of the criteria discussed above.

Our Adviser receives research from some of the brokers with which our Adviser places trades on the Fund’s behalf. Research or other services paid for through broker commissions may or may not be useful in servicing our account. To this effect, broker-dealer trade volumes are periodically reviewed to verify such activity is not excessive or materially impactful to us.

We may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, our Adviser will consider each broker’s access to issuers of essential asset company securities and experience in essential asset markets, particularly the direct placement market. In addition to these factors, our Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

Subject to such policies as the Board may from time to time determine, our Adviser will not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to our Adviser an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if our Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of our Adviser with respect to us and to other clients of our Adviser as to which our Adviser exercises investment discretion. Our Adviser is further authorized to allocate the orders placed by it on our behalf to such brokers and dealers who also provide research or statistical material or other services to us or our Adviser. Such allocation will be in such amounts and proportions as our Adviser will determine and our Adviser will report on said allocations regularly to our Board of Directors indicating the brokers to whom such allocations have been made and the basis therefor.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. We may, but under normal conditions, do not intend to, engage in frequent and active trading of portfolio securities.

Although we cannot accurately predict our portfolio turnover rate, we expect to maintain relatively low turnover of our core investment portfolio following our initial investment period of approximately one year. As such, on an overall basis, our annual turnover rate may exceed 50%. A high turnover rate involves greater trading costs to us and may result in greater realization of taxable capital gains.

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CONTROL PERSONS

A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company. As of the date of this prospectus, the Fund could be deemed to be under control of      , an affiliate of the Adviser which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is anticipated that       will no longer be a control person once the Fund commences investment operations.

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DETERMINATION OF NET ASSET VALUE

The price of the Fund’s Common Shares is based on the NAV. The NAV of the Common Shares is calculated by dividing the total assets of the class, less the liabilities of the class, by the number of shares outstanding of the class. The Fund’s NAV is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern time. The NAV will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect the NAV of the Fund’s Common Shares.

The Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Directors. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair value pricing can reduce an investor’s ability to profit by estimating each affected Fund’s NAV in advance of the time the NAV is calculated. The Fund’s investments in smaller or medium capitalization companies and certain debt securities are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. It is anticipated that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

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TAXES

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold Common Shares as capital assets. For these purposes, a U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in Common Shares. This discussion is based upon provisions of the Code, and regulations, rulings and judicial decisions thereunder as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in United States federal income tax consequences different from those summarized below. This discussion does not represent a detailed description of the United States federal income tax consequences applicable to you if you are subject to special treatment under the United States federal income tax laws, including, without limitation, if you are a dealer in securities or currencies, a financial institution, an insurance company, a partnership or other pass-through entity for United States federal income tax purposes, a real estate investment trust, a tax-exempt organization, a U.S. shareholder whose “functional currency” is not the United States dollar, a trader in securities that has elected the mark-to-market method of accounting for your securities, a person liable for alternative minimum tax, a non-U.S. shareholder, or a person holding Common Shares as part of a hedging, integrated or conversion transaction, constructive sale or a straddle. In addition, this discussion does not address the Medicare tax on net investment income or the effects of any state, local or non-United States tax laws. If you are considering the purchase of Common Shares, you should consult your own tax advisors concerning the particular United States federal income tax consequences to you of the purchase, ownership and disposition of Common Shares, as well as the consequences to you arising under other United States federal tax laws and the laws of any other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company (a “RIC”) under Subchapter M of the Code, and to satisfy conditions which will enable interest income from municipal securities, which is exempt from federal income tax in the hands of the Fund, to qualify as exempt-interest dividends when distributed to Common Shareholders.

To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (generally, its ordinary income and the excess of any net short-term capital gain over net long-term capital loss) and its tax-exempt income (reduced by certain disallowed expenses); (2) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

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A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income (not taking into account any capital gain or loss) for such calendar year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a nondeductible 4% excise tax on the portion of the undistributed amounts of such income that are less than the required percentages of such distributions. For these purposes, the Fund will be deemed to have distributed any income on which it paid federal income tax.

If the Fund failed to qualify for the special tax treatment accorded to RICs in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, even if such income were distributed to its shareholders, and all distributions out of earnings and profits (including distributions of tax-exempt income) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

The Fund intends to qualify to pay “exempt-interest dividends,” as defined under the Code, to its Common Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state or local obligations described in Section 103(a) of the Code, the Fund will qualify to pay exempt-interest dividends to its Common Shareholders. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund that is attributable to tax-exempt interest on municipal securities and that is so reported by the Fund to its shareholders. The Fund may make investments that generate income that is subject to federal income tax, including derivative instruments whose value relates to municipal securities. The Fund will not be eligible to pay exempt-interest dividends with respect to income it derives from such investments. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax, as discussed below.

Distributions to Common Shareholders by the Fund of ordinary income other than tax-exempt interest (including “market discount” realized by the Fund on the sale of municipal securities), and of net short-term capital gains, if any, realized by the Fund will be taxable to Common Shareholders as ordinary income to the extent that such distributions are paid out of the Fund’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes). Distributions, if any, of net capital gains (including gains realized by the Fund on the sale of municipal securities) that are properly reported by the Fund as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder’s basis in his or her Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by individuals and other non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund. Common Shareholders receiving distributions in the form of additional Common Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues new Common Shares that are trading at or above net asset value, in which case such Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Common Shareholders) on December 31 of the year in which declared.

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A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities. Such disallowed portion will generally be the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities. A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can report as exempt-interest dividends by the disallowed amount. As a result, income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as tax-exempt income, ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, the Fund intends to allocate exempt-interest dividends and capital gain dividends, if any, between its Common Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional Common Shares will receive a report as to the net asset value of those Common Shares.

Federal law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal securities, such as bonds issued to make certain loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, will be taxable to Common Shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The Fund will annually supply Common Shareholders with a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between the alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings.

Because the Fund may invest in private activity bonds, the interest on which is not exempt from U.S. federal income tax for investors who are “substantial users” of the facilities financed by such bonds or “related persons” of such “substantial users,” the Fund may not be an appropriate investment for Common Shareholders who are considered either a “substantial user” or a “related person” within the meaning of the Code. Prospective investors should consult their own tax advisors on whether they would constitute “substantial users” or “related persons” before investing in the Fund.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to U.S. federal income tax.

The Code provides that interest on indebtedness incurred or continued to purchase or carry assets such as Common Shares of the Fund is not deductible. Under rules used for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Common Shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Common Shares.

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The Code provides that every Common Shareholder required to file a tax return must include for information purposes on such tax return the amount of exempt-interest dividends received from the Fund during the taxable year.

Sale or Exchange of Common Shares

Upon the sale or other disposition of Common Shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the Common Shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the Common Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such Common Shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Shares. In addition, no loss will be allowed on the sale or other disposition of Common Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

The Fund intends to make quarterly offers to repurchase its outstanding Common Shares. Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares or fewer than all Common Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Common Shares or fewer than all of whose Common Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

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These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund expects to invest in below investment grade (high yield) instruments, commonly known as “high yield” or “junk” instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities that are not tax-exempt obligations will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year during which the Fund holds the securities, even if the Fund receives no cash interest payments. Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Market Discount Securities

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities issued with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

An investment by the Fund in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of Preferred Shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, distributions on Common Shares in certain circumstances. Limits on the Fund’s payments of distributions on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the nondeductible 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make distributions.

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Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

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PROXY VOTING POLICIES

The Board of Directors will approve proxy voting policies and procedures (“Proxy Policies”) wherein the Fund has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of the Adviser’s investment advisory services, subject to the supervision and oversight of the Board. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its stockholders, taking into account the value of the Fund’s investments.

The Adviser will vote proxies on behalf of the Fund in a manner that it believes is consistent with the best interests of the Fund and its shareholders. Absent special circumstances, all proxies will be voted consistent with guidelines established and described in the Adviser’s Proxy Voting Policies and Procedures. A summary of the Adviser’s Proxy Voting Policies and Procedures is as follows:

The Chief Investment Officer or his designee will be responsible for all decisions regarding proxy voting, including monitoring corporate actions, making voting decisions in the best interest of the Fund, and ensuring that proxies are submitted in a timely manner.

The Chief Investment Officer or his designee will generally vote proxies according to the Adviser’s then-current Proxy Voting Policies and Procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client.

Although the Adviser’s Proxy Voting Policies and Procedures are to be followed as a general policy, certain issues will be considered on a case-by-case basis based on the relevant facts and circumstances. Since corporate governance issues are diverse and continually evolving, the Adviser shall devote an appropriate amount of time and resources to monitor these changes.

In situations where there may be a conflict of interest in the voting of proxies between the interests of the Fund and its shareholders and those of the Adviser due to business or personal relationships that the Adviser maintains with persons having an interest in the outcome of certain votes, the Adviser may (i) vote in accordance with the voting guidelines or factors set forth in the Adviser’s Proxy Voting Policies and Procedures, (ii) vote in accordance with the recommendation of an independent third-party service provider, (iii) vote in accordance with the instructions of the Fund, or (iv) not vote or abstain from voting the securities.

All proxies will be voted in accordance with any applicable investment restrictions of the Fund and, to the extent applicable, any resolutions or other instructions approved by the Board.

Information regarding how we vote proxies will be available without charge by calling us at          . You may also access this information on the SEC’s website at http://www.sec.gov. Our Adviser’s website at http://www.tortoisecredit.com provides a link to all of our reports filed with the SEC.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          ,          , serves as our independent registered public accounting firm.          provides audit and audit-related services, and tax return preparation and assistance to us.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

          ,          , will serve as our administrator and provide certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We will pay the administrator a monthly fee computed at an annual rate of          %.

          ,          , will serve as our custodian.

          ,          , will serve as our fund accountant.

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ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the common stock, offered hereby, has been filed by us with the SEC. The prospectus and this statement of additional information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. Please refer to the registration statement for further information with respect to us and the offering of our securities. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a registration statement, each such statement being qualified in all respects by such reference. Copies of the registration statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator, filed with the CFTC and the National Futures Association, we are not deemed to be a “commodity pool operator” under the CEA, and accordingly, are not subject to registration or regulation as such under the CEA.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO COME]

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FINANCIAL STATEMENTS

[TO COME]

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Tortoise Tax-Advantaged Essential Assets Interval Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

          , 2018

42

APPENDIX A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS1

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

●	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

●	Nature of and provisions of the obligation;

●	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated ‘AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”	An obligation rated ‘AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
____________________
1	The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“A”	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”	Obligations rated ‘BB’, ‘B’, `CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”	An obligation rated `CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”	An obligation rated `CC’ is currently highly vulnerable to nonpayment.

“C”	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D”	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (–)	The ratings from ‘AA to `CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

“N.R.”	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

“A-1”	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of 13-1’, ‘B-2’, and 13-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1”	A short-term obligation rated 13-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2”	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative- grade obligors.

“B-3”	A short-term obligation rated 13-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C”	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

“i”	This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The T subscript indicates that the rating addresses the interest portion of the obligation only. The T subscript will always be used in conjunction with the `p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“L”	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

“P”	This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The `p’ subscript indicates that the rating addresses the principal portion of the obligation only. The `p’ subscript will always be used in conjunction with the T subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“pi”	Ratings with a `pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a `pi’ subscript. Ratings with a `pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

“pr”	The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

“preliminary”	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

●Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

●Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

●Preliminary ratings may be assigned to obligations that will likely be issued upon reorganization or emergence from bankruptcy, based on late-stage reorganization plans, documentation and discussions with the obligor. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s). The final rating may differ from the preliminary rating as a result of changes in the reorganization plan or other developments. Standard & Poor’s reserves the right not to issue a final rating.

“t”	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited	Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

“*”

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

“c”

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

“q”	A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

“r”

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG TERM OBLIGATION RATINGS

Moody’s long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

“Aaa”	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

“Aa”	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

“Baa”	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

“Ba”	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

“B”	Obligations rated B are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

“Ca”	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM TERM NOTE RATINGS

Moody’s assigns long-term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

●	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

●	Notes allowing for negative coupons, or negative principal;

●	Notes containing any provision that could obligate the investor to make any additional payments;

●	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short Term Rating Definitions:

Moody’s short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime I have a superior ability to repay short term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.

“P-3”	Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols AAA’-’D’ and `Fi’-’D’) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

“AAA”

Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”

Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”

High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”

Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

“BB”

Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

“RD”

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a coercive debt exchange on one or more material financial obligations.

“D”

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “ –” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA Long-Term IDR category, or to Long-Term IDR categories below.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

●	The ratings do not predict a specific percentage of default likelihood over any given time period.

●	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of the issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

●	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

●	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings–Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Ratings—Short-Term Ratings Assigned to Obligations in Corporate, Public and
Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	High short-term default risk. Default is a real possibility.

“RD”	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

●	The ratings do not predict a specific percentage of default likelihood over any given time period.

●	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of the issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

●	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements:

The Registrant’s financial statements dated         , notes to the financial statements and report of independent public accountants thereon will be filed by amendment to the Registrant’s registration statement.

2. Exhibits:

Exhibit
No.	Description of Document
a.	Articles of Incorporation.(1)

b.	Bylaws.(2)

c.	None.

d.	Form of Common Stock Certificate.(2)

e.	Automatic Distribution Reinvestment Plan.(2)

f.	Not applicable.

g.1.	Investment Advisory Agreement with Tortoise Credit Strategies, LLC dated , 2017.(2)

h.1	Form of Distribution Agreement.(2)

h.2	Form of Dealer Agreement.(2)

i.	Not applicable.

j.	Custody Agreement with dated , 2018.(2)

k.1.	Stock Transfer Agency Agreement with dated , 2018.(2)

k.2.	Administration Agreement with dated , 2018.(2)

l.	Opinion of Venable LLP.(2)

m.	Not applicable.

n.	Consent of Independent Registered Public Accounting Firm.(2)

o.	Not applicable.

p.	Not applicable.

q.	Not applicable.

r.1.	Code of Ethics of the Registrant.(2)

r.2.	Code of Ethics of Tortoise Credit Strategies, LLC.(2)
____________________

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26. Marketing Arrangements

See Distribution Agreement, to be filed as Exhibit (h)(1), and Dealer Agreement, to be filed as Exhibit (h)(2).

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Securities and Exchange Commission fees	$	*
Exchange listing fee	$	*
Directors’ fees and expenses	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing and engraving expenses	$	*
Blue Sky filing fees and expenses	$	*
Miscellaneous	$	*
Total	$	*
____________________

*	To be filed by amendment.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

As of      , 2018, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common stock, $0.001 par value per share

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision that limits present and former directors’ and officers’ liability to the Registrant and its stockholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the Investment Company Act of 1940, as amended.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Item 31. Business and Other Connections of Investment Adviser

The information in the prospectus under the caption “Management of the Fund—Investment Adviser” and the Statement of Additional Information under the caption “Management of the Fund—Directors and Officers” is hereby incorporated by reference.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, the Registrant’s investment adviser, Tortoise Credit Strategies, LLC, 11550 Ash Street, Suite 300, Leawood, Kansas 66211, at the offices of the custodian,        ,        , at the offices of the transfer agent,   ,        ,        , or at the offices of the administrator,        ,        ,         .

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of the Common Shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant is filing this registration statement pursuant to Rule 430A under the 1933 Act and undertakes that:

a. for the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Leawood and State of Kansas, on the 15th day of December, 2017.

Tortoise Tax-Advantaged Essential Assets Interval Fund, Inc.

By:	/s/ Jeremy Goff
Jeremy Goff
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Jeremy Goff	President	December 15, 2017
Jeremy Goff	(Principal Executive Officer)

/s/ Jeremy Goff	Treasurer	December 15, 2017
Jeremy Goff	(Principal Financial and Principal
Accounting Officer)

/s/ Jeremy Goff	Director	December 15, 2017
Jeremy Goff

EXHIBIT INDEX

Exhibit
No.	Description of Document
a.	Articles of Incorporation